UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Limited Duration Income
Fund (EVV)
Annual Report
March 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2023
Eaton Vance
Limited Duration Income Fund

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
As the 12-month period began on April 1, 2022, interest rates were rising and bond prices were falling, as investors became increasingly concerned about the twin threats of inflation and U.S. Federal Reserve (Fed) interest rate hikes.
After a short respite of positive performance in July 2022, bond returns turned negative again from August through November, as investors reacted to statements by Fed officials that the central bank was not done with rate hikes and fighting inflation remained its top priority. After the Fed’s third straight 0.75% federal funds rate hike, the Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, fell 4.32% in September -- its worst one-month performance since February 1980.
In November 2022, however, fixed-income performance rebounded. Despite the Fed’s fourth 0.75% rate hike that month, the Bloomberg U.S. Aggregate Bond Index rose 3.68% -- its best monthly performance during the period. Drivers of the rally included Fed signals that future rate hikes might be smaller, a better-than-expected U.S. inflation report, and growing investor demand for bonds amid lower supplies of new issues.
In December 2022, the Fed did deliver a smaller 0.50% rate hike, but raised expectations for how high rates might go in 2023. In response, bond prices declined during the month. As the new year began, bond returns continued their roller-coaster ride, turning positive on evidence of moderating inflation and hope that the Fed would temper its rate hikes in response. In February 2023, however, the bond rally stalled as robust economic reports -- including unexpectedly strong job creation in January -- led investors to fear the Fed might keep rates higher for longer than previously expected.
As the period closed, bond returns turned positive once again. The second- and third-largest bank failures in U.S. history triggered a “flight to quality” that drove U.S. Treasurys and other high-quality bonds to strong March 2023 performance, despite the Fed announcing its ninth consecutive rate hike that month.
For the period as a whole, fixed-income returns were generally negative. The Bloomberg U.S. Aggregate Bond Index returned -4.78%, the Bloomberg U.S. Treasury Index returned -4.51%, and the ICE BofA U.S. Mortgage-Backed Securities Index returned -4.92%.
In the below-investment-grade category, the ICE BofA U.S. High Yield Index returned -3.56%. The Morningstar® LSTA®  U.S. Leveraged Loan IndexSM, a broad measure of corporate floating-rate loans, was a performance outlier with a positive 2.54% return, as the asset class benefited from near-zero duration in the period’s rising rate environment.
Fund Performance
For the 12-month period ended March 31, 2023, Eaton Vance Limited Duration Income Fund (the Fund) returned -3.98% at net asset value of its common shares (NAV), outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -4.78%. In contrast, the Fund underperformed its secondary benchmark -- 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.34% ICE BofA U.S. Mortgage-Backed Securities IndexSM, and 33.33% ICE BofA Single-B U.S. High Yield Index (the Blended Index) -- which returned -1.99% during the period.
The Fund’s out-of-Blended Index allocations to investment-grade corporate bonds, commercial mortgage-backed securities (MBS), and emerging-market debt detracted from Fund performance relative to the Blended Index, as these segments underperformed the Blended Index during the period.
Among the Fund’s Blended Index allocations, exposure to floating-rate corporate loans had a positive return and outperformed the Blended Index during the period. The loan allocation’s top individual contributors included rebounding positions in a movie theater operator and a glass container maker. In contrast, the largest individual detractors in the floating-rate loan allocation included a struggling health care company and a mattress maker. Additionally, the Fund’s out-of-Blended Index allocation to European floating-rate loans benefited Fund performance relative to the Blended Index.
The Fund’s MBS allocation also contributed to performance versus the Blended Index during the period. The period was particularly challenging for the agency MBS market, as decreased demand from the U.S. Federal Reserve -- which began reducing its agency MBS holdings during the period -- pushed spreads  nearly 50 basis points wider. The Fund’s preference for higher coupon fixed-rate agency MBS, and maintaining a shorter duration  than the Blended Index, contributed to relative returns as mortgage rates and U.S. Treasury yields surged during the period.
The Fund’s allocation to high yield corporate bonds outperformed the Blended Index during the period as well. Within the high yield allocation, credit selections in B-rated bonds and out-of-Blended Index exposure to BB-rated bonds contributed to relative performance, while out-of-Blended Index exposure to CCC-rated bonds detracted from relative returns. Credit selections and an underweight position in bonds with durations of 3-5 years aided relative returns, while an overweight position in bonds with durations of  less than one year had a negative impact on relative performance during the period.
On a sector basis, the best-performing sectors within the Fund’s high yield allocation during the period were health care and cable & satellite TV. Within health care, the Fund’s lack of exposure to a poor-performing specialty pharmaceutical company was the main driver of relative outperformance. Within cable & satellite TV, a lack of exposure to the distressed unsecured bonds of a satellite TV provider further aided relative returns.
In contrast, the worst-performing sectors in the Fund’s high yield allocation were diversified media and banking & thrifts. Within diversified media, an overweight position in an American in-theater cinema advertising company detracted from relative performance. In the banking & thrifts sector, an out-of-Blended-Index position in a California-based commercial bank that failed in March was the primary detractor during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA and Kelley Gerrity
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	(3.98)%	2.42%	3.98%
Fund at Market Price	—	(5.30)	3.67	3.17

Bloomberg U.S. Aggregate Bond Index	—	(4.78)%	0.90%	1.36%
Blended Index	—	(1.99)	2.28	2.85
% Premium/Discount to NAV[3]
As of period end	(6.19)%
Distributions [4]
Total Distributions per share for the period	$1.200
Distribution Rate at NAV	11.43%
Distribution Rate at Market Price	12.18
% Total Leverage[5]
Auction Preferred Shares (APS)	12.33%
Borrowings	17.93
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund's net assets amounted to 160.2%.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).
Principal Strategies. In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment-grade, including, but not limited to, senior loans, high-yield debt securities and collateralized loan obligations. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.
Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment grade instruments and securities in such a manner that the Fund has an average dollar-weighted portfolio credit quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.
The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements. The Fund may purchase or sell derivative instruments for risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or changing the duration of the Fund.  The Fund is permitted to invest up to 10% of its gross assets in credit default swaps (“CDS”) on below-investment-grade corporate securities, senior floating-rate bank loans and/or indices related to such investments to gain exposure to such underlying credits or indices. In addition, the Fund may invest in CDS for risk management purposes, including diversification.
Principal Risks
Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expenses enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment-grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.
U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Credit Risk. Investments in fixed income and other debt obligations, including loans (referred to below as “debt instruments”), are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Risk. The London Interbank Offered Rate or LIBOR historically has been used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to urrently rely on LIBOR, such as floating-rate debt obligations. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

in more developed capital markets. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually a special purpose vehicle incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Such income stream may or may not be linked to a tangible asset. For Sukuk that are not linked to a tangible asset, the Sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments or distributions to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for Sukuk. For Sukuk linked to a tangible asset, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In light of tax requirements applicable to the Fund, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment), including at a disadvantageous time or price. As a result, the Fund may incur losses or costs associated with such transaction.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.
Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute create leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Research Process. The Fund’s portfolio management utilizes information provided by, and the expertise of, the research staff of the investment adviser and/or certain of its affiliates in making investment decisions. As part of the research process, portfolio management may consider financially material environmental, social and governance (“ESG”) factors. Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process.
Cash and Money Market Instruments; Temporary Defensive Positions. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions. The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of the infectious illness outbreaks, epidemics or pandemics, may be short term or continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs or additional compliance costs.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Important Notice to Shareholders
The following information in this annual report is a summary of certain changes since March 31, 2022. This information may not reflect all of the changes that have occurred since you purchased this Fund.
Prior to June 1, 2023, the Fund’s portfolio management team includes Kelley Gerrity, Catherine McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA. Effective June 1, 2023, the Fund’s portfolio management team will include Kelley Gerrity, Tara O'Brien, Catherine McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA.  Ms. O'Brien is a Vice President of Eaton Vance Management and has been employed by the Eaton Vance organization for more than five years.
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Blended Index consists of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.33% ICE BofA Single-B U.S. High Yield Index and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index, rebalanced monthly. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index. ICE BofA Single-B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.
[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments

Asset-Backed Securities — 7.9%
Security	Principal Amount (000's omitted)	Value
AIG CLO, Ltd., Series 2019-1A, Class ER, 11.332%, (3 mo. SOFR + 6.70%), 4/18/35(1)(2)	$2,877	$ 2,514,955
Alinea CLO, Ltd., Series 2018-1A, Class E, 10.808%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	1,000	825,613
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 11.702%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	500	422,510
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 11.039%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000	1,569,604
Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 11.642%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	2,000	1,794,064
Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 10.492%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	2,000	1,654,014
Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 11.492%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	3,000	2,675,676
Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 11.142%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	3,000	2,744,505
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 11.542%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	4,500	4,119,331
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 11.569%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	1,807,466
BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 11.648%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	897,580
BlueMountain CLO XXV, Ltd., Series 2019-25A, Class ER, 12.042%, (3 mo. USD LIBOR + 7.25%), 7/15/36(1)(2)	2,000	1,810,322
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 11.938%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	2,500	2,308,438
BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 11.358%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,735,396
BlueMountain CLO XXXIV, Ltd., Series 2022-34A, Class E, 12.189%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	1,000	915,635
BlueMountain CLO, Ltd.:
Series 2016-3A, Class ER, 10.814%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	2,000	1,615,734
Series 2018-1A, Class E, 10.752%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	1,000	772,315
Security	Principal Amount (000's omitted)	Value
Canyon Capital CLO, Ltd.:
Series 2016-2A, Class ER, 10.792%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	$3,350	$ 2,602,742
Series 2019-2A, Class ER, 11.542%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	1,000	903,089
Carlyle CLO C17, Ltd., Series C17A, Class DR, 10.802%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	1,750	1,439,018
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 11.292%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	2,000	1,635,262
Series 2014-4RA, Class D, 10.442%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	1,250	1,011,170
Series 2015-5A, Class DR, 11.508%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	1,000	796,018
Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 11.308%, (3 mo. USD LIBOR + 6.50%), 10/20/32(1)(2)	1,500	1,338,090
Dryden Senior Loan Fund:
Series 2015-41A, Class ER, 10.13%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	2,000	1,614,636
Series 2016-42A, Class ER, 10.342%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	1,000	836,905
Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 10.989%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,000	912,254
Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 11.808%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,000	1,910,558
Galaxy XIX CLO, Ltd., Series 2015-19A, Class D2R, 11.816%, (3 mo. USD LIBOR + 7.00%), 7/24/30(1)(2)	1,600	1,362,987
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 11.437%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	3,275	2,778,618
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 10.058%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,100	941,587
Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 10.768%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	864,835
Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 10.558%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000	2,849,103
Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 11.739%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,827,048
Madison Park Funding XVII, Ltd., Series 2015-17A, Class ER, 11.315%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,000	1,802,786
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 11.708%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	3,000	2,832,525

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)	Value
Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class ER, 10.942%, (3 mo. USD LIBOR + 6.15%), 7/15/33(1)(2)	$3,500	$ 3,226,626
Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 10.852%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	1,500	1,320,687
Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 11.008%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000	1,819,232
Neuberger Berman Loan Advisers CLO 31, Ltd., Series 2019-31A, Class ER, 11.308%, (3 mo. USD LIBOR + 6.50%), 4/20/31(1)(2)	1,000	912,890
Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 11.16%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,000	1,834,678
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	3,607	3,295,676
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 10.642%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	2,000	1,759,940
Series 2018-2A, Class D, 10.43%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	1,000	917,925
Series 2019-1A, Class DR, 11.369%, (3 mo. USD LIBOR + 6.50%), 11/14/34(1)(2)	2,000	1,811,384
Series 2021-3A, Class E, 10.942%, (3 mo. USD LIBOR + 6.15%), 1/15/35(1)(2)	2,500	2,272,870
RAD CLO 5, Ltd., Series 2019-5A, Class E, 11.516%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	4,550	3,981,209
Regatta IX Funding, Ltd., Series 2017-1A, Class E, 10.792%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	450	391,117
Regatta XII Funding, Ltd., Series 2019-1A, Class ER, 11.142%, (3 mo. USD LIBOR + 6.35%), 10/15/32(1)(2)	2,000	1,812,972
Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 10.742%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	2,000	1,610,944
Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 10.768%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	853,402
Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 11.792%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	1,800	1,677,364
Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 11.058%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	1,000	658,436
Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 11.578%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	575	480,181
Voya CLO, Ltd.:
Series 2015-3A, Class DR, 11.008%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	3,000	2,247,675
Security	Principal Amount (000's omitted)	Value
Voya CLO, Ltd.: (continued)
Series 2016-3A, Class DR, 10.875%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	$1,400	$ 1,008,225
Wellfleet CLO, Ltd., Series 2020-1A, Class D, 12.032%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	2,000	1,697,672
Total Asset-Backed Securities (identified cost $108,977,372)		$ 96,033,494

Closed-End Funds — 1.5%
Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	2,188,579	$ 19,084,409
Total Closed-End Funds (identified cost $26,062,179)		$ 19,084,409

Collateralized Mortgage Obligations — 6.9%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(3)	$2,911	$ 2,591,461
Federal Home Loan Mortgage Corp.:
Series 24, Class J, 6.25%, 11/25/23	8	7,907
Series 1497, Class K, 7.00%, 4/15/23	0 (4)	249
Series 1529, Class Z, 7.00%, 6/15/23	4	4,013
Series 1620, Class Z, 6.00%, 11/15/23	6	6,261
Series 1677, Class Z, 7.50%, 7/15/23	3	2,744
Series 1702, Class PZ, 6.50%, 3/15/24	157	157,191
Series 2113, Class QG, 6.00%, 1/15/29	160	161,747
Series 2122, Class K, 6.00%, 2/15/29	32	31,937
Series 2130, Class K, 6.00%, 3/15/29	21	21,798
Series 2167, Class BZ, 7.00%, 6/15/29	25	25,365
Series 2182, Class ZB, 8.00%, 9/15/29	246	254,646
Series 2198, Class ZA, 8.50%, 11/15/29	241	249,085
Series 2458, Class ZB, 7.00%, 6/15/32	358	374,887
Series 3762, Class SH, 0.676%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(5)	381	355,285
Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,107,983
Series 4273, Class SP, 0.35%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(5)	503	445,781
Series 4678, Class PC, 3.00%, 1/15/46	2,725	2,624,282
Series 5028, Class TZ, 2.00%, 10/25/50	2,618	1,609,002
Series 5035, Class AZ, 2.00%, 11/25/50	8,024	4,586,676
Series 5083, Class SK, 0.00%, (3.87% - 30-day average SOFR x 1.33), 3/25/51(5)	2,047	1,424,982

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)	Value
Interest Only:(6)
Series 284, Class S6, 1.416%, (6.10% - 1 mo. USD LIBOR), 10/15/42(5)	$1,082	$ 123,075
Series 362, Class C7, 3.50%, 9/15/47	4,558	803,573
Series 362, Class C11, 4.00%, 12/15/47	4,276	842,775
Series 4067, Class JI, 3.50%, 6/15/27	680	30,193
Series 4070, Class S, 1.416%, (6.10% - 1 mo. USD LIBOR), 6/15/32(5)	2,531	199,315
Series 4088, Class EI, 3.50%, 9/15/41	128	953
Series 4094, Class CS, 1.316%, (6.00% - 1 mo. USD LIBOR), 8/15/42(5)	624	69,436
Series 4095, Class HS, 1.416%, (6.10% - 1 mo. USD LIBOR), 7/15/32(5)	543	26,724
Series 4109, Class ES, 1.466%, (6.15% - 1 mo. USD LIBOR), 12/15/41(5)	81	9,976
Series 4110, Class SA, 0.966%, (5.65% - 1 mo. USD LIBOR), 9/15/42(5)	2,137	183,230
Series 4149, Class S, 1.566%, (6.25% - 1 mo. USD LIBOR), 1/15/33(5)	1,379	113,655
Series 4188, Class AI, 3.50%, 4/15/28	561	22,819
Series 4203, Class QS, 1.566%, (6.25% - 1 mo. USD LIBOR), 5/15/43(5)	2,399	176,467
Series 4408, Class IP, 3.50%, 4/15/44	1,509	193,209
Series 4435, Class BI, 3.50%, 7/15/44	3,159	482,880
Series 4629, Class QI, 3.50%, 11/15/46	1,235	241,768
Series 4644, Class TI, 3.50%, 1/15/45	1,412	198,960
Series 4667, Class PI, 3.50%, 5/15/42	136	620
Series 4744, Class IO, 4.00%, 11/15/47	2,198	414,528
Series 4749, Class IL, 4.00%, 12/15/47	977	184,464
Series 4793, Class SD, 1.516%, (6.20% - 1 mo. USD LIBOR), 6/15/48(5)	4,622	541,663
Series 4966, Class SY, 1.205%, (6.05% - 1 mo. USD LIBOR), 4/25/50(5)	12,002	1,577,448
Principal Only:(7)
Series 242, Class PO, 0.00%, 11/15/36	1,947	1,582,176
Series 259, Class PO, 0.00%, 4/15/39	1,212	977,999
Series 3606, Class PO, 0.00%, 12/15/39	1,298	1,016,476
Series 4417, Class KO, 0.00%, 12/15/43	184	121,675
Series 4478, Class PO, 0.00%, 5/15/45	613	464,472
Federal National Mortgage Association:
Series G93-35, Class ZQ, 6.50%, 11/25/23	93	92,535
Series G93-40, Class H, 6.40%, 12/25/23	22	22,078
Series 1993-42, Class ZQ, 6.75%, 4/25/23	0 (4)	304
Series 1993-56, Class PZ, 7.00%, 5/25/23	1	571
Series 1993-156, Class ZB, 7.00%, 9/25/23	2	2,154
Series 1994-45, Class Z, 6.50%, 2/25/24	22	22,329
Series 1994-89, Class ZQ, 8.00%, 7/25/24	60	60,524
Series 1996-57, Class Z, 7.00%, 12/25/26	105	105,835
Series 1997-77, Class Z, 7.00%, 11/18/27	62	64,242
Series 1998-44, Class ZA, 6.50%, 7/20/28	75	77,038
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 1999-45, Class ZG, 6.50%, 9/25/29	$22	$ 22,141
Series 2000-22, Class PN, 6.00%, 7/25/30	294	297,249
Series 2002-1, Class G, 7.00%, 7/25/23	2	1,709
Series 2002-21, Class PE, 6.50%, 4/25/32	205	215,383
Series 2005-75, Class CS, 4.819%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(5)	585	692,927
Series 2007-74, Class AC, 5.00%, 8/25/37	2,286	2,335,794
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(5)	226	219,928
Series 2011-109, Class PE, 3.00%, 8/25/41	21	21,073
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,351	1,126,700
Series 2013-6, Class TA, 1.50%, 1/25/43	1,321	1,220,123
Series 2013-67, Class NF, 5.00%, (1 mo. USD LIBOR + 1.00%), 7/25/43(2)	947	916,230
Series 2014-64, Class PA, 3.00%, 3/25/44	54	53,738
Series 2017-15, Class LE, 3.00%, 6/25/46	481	466,601
Series 2017-48, Class LG, 2.75%, 5/25/47	1,397	1,250,239
Interest Only:(6)
Series 2011-101, Class IC, 3.50%, 10/25/26	1,671	57,697
Series 2011-101, Class IE, 3.50%, 10/25/26	527	17,899
Series 2012-33, Class CI, 3.50%, 3/25/27	911	24,108
Series 2012-118, Class IN, 3.50%, 11/25/42	3,034	603,307
Series 2012-124, Class IO, 0.455%, 11/25/42(8)	1,376	59,604
Series 2012-125, Class IG, 3.50%, 11/25/42	9,580	2,059,471
Series 2012-150, Class SK, 1.305%, (6.15% - 1 mo. USD LIBOR), 1/25/43(5)	1,777	207,414
Series 2013-12, Class SP, 0.805%, (5.65% - 1 mo. USD LIBOR), 11/25/41(5)	358	7,599
Series 2013-15, Class DS, 1.355%, (6.20% - 1 mo. USD LIBOR), 3/25/33(5)	4,228	292,411
Series 2013-16, Class SY, 1.305%, (6.15% - 1 mo. USD LIBOR), 3/25/43(5)	943	153,763
Series 2013-54, Class HS, 1.455%, (6.30% - 1 mo. USD LIBOR), 10/25/41(5)	111	442
Series 2013-64, Class PS, 1.405%, (6.25% - 1 mo. USD LIBOR), 4/25/43(5)	1,349	104,418
Series 2013-75, Class SC, 1.405%, (6.25% - 1 mo. USD LIBOR), 7/25/42(5)	1,838	49,988
Series 2014-32, Class EI, 4.00%, 6/25/44	354	60,251
Series 2014-55, Class IN, 3.50%, 7/25/44	789	162,340
Series 2014-89, Class IO, 3.50%, 1/25/45	1,021	223,352
Series 2015-52, Class MI, 3.50%, 7/25/45	898	183,100
Series 2018-21, Class IO, 3.00%, 4/25/48	4,044	723,002
Series 2019-1, Class AS, 1.155%, (6.00% - 1 mo. USD LIBOR), 2/25/49(5)	6,540	488,117
Series 2019-33, Class SK, 1.205%, (6.05% - 1 mo. USD LIBOR), 7/25/49(5)	4,468	424,089
Series 2020-23, Class SP, 1.205%, (6.05% - 1 mo. USD LIBOR), 2/25/50(5)	3,724	490,280

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)	Value
Principal Only:(7)
Series 379, Class 1, 0.00%, 5/25/37	$1,195	$ 953,661
Series 2006-8, Class WQ, 0.00%, 3/25/36	2,019	1,657,998
Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R04, Class 2B1, 10.095%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(2)	4,167	4,257,459
Government National Mortgage Association:
Series 2017-121, Class DF, 5.00%, (1 mo. USD LIBOR + 0.50%), 8/20/47(2)	3,363	3,297,726
Series 2017-137, Class AF, 5.00%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	1,767	1,732,294
Series 2018-6, Class JZ, 4.00%, 1/20/48	5,102	5,268,799
Series 2021-160, Class NZ, 3.00%, 9/20/51	1,492	1,043,475
Series 2021-165, Class MZ, 2.50%, 9/20/51	9,095	7,094,474
Series 2022-189, Class US, 6.017%, (22.73% - 30-day average SOFR x 3.67), 11/20/52(5)	4,741	5,073,371
Interest Only:(6)
Series 2017-104, Class SD, 1.439%, (6.20% - 1 mo. USD LIBOR), 7/20/47(5)	2,582	299,673
Series 2020-151, Class AI, 2.00%, 10/20/50	12,114	1,515,607
Series 2020-154, Class PI, 2.50%, 10/20/50	11,006	1,460,772
Series 2020-176, Class HI, 2.50%, 11/20/50	12,852	1,715,575
Series 2021-131, Class QI, 3.00%, 7/20/51	10,828	1,273,249
Series 2021-193, Class IU, 3.00%, 11/20/49	22,679	2,850,204
Series 2021-209, Class IW, 3.00%, 11/20/51	14,869	1,788,024
Total Collateralized Mortgage Obligations (identified cost $124,874,387)		$ 84,606,269

Commercial Mortgage-Backed Securities — 6.3%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(8)	$910	$ 650,407
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(8)	3,505	2,331,740
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.544%, 2/15/50(1)(8)	2,200	1,525,612
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 5.784%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	2,000	1,888,882
BX Trust, Series 2018-EXCL, Class C, 6.66%, (1 mo. USD LIBOR + 1.975%), 9/15/37(1)(2)	318	313,060
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class C, 4.753%, 1/10/48(8)	1,300	1,106,215
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(8)	3,500	2,578,033
Series 2016-C7, Class D, 4.385%, 12/10/54(1)(8)	1,675	1,175,231
Security	Principal Amount (000's omitted)	Value
CGMS Commercial Mortgage Trust, Series 2015-P1, Class D, 3.225%, 9/15/48(1)	$1,100	$ 821,265
COMM Mortgage Trust:
Series 2013-CR9, Class D, 4.513%, 7/10/45(1)(8)	2,000	1,770,925
Series 2013-CR11, Class D, 5.118%, 8/10/50(1)(8)	7,400	7,093,449
Series 2014-CR21, Class C, 4.41%, 12/10/47(8)	2,000	1,831,111
Series 2015-CR22, Class D, 4.071%, 3/10/48(1)(8)	4,100	3,200,283
CSMC Trust:
Series 2016-NXSR, Class C, 4.431%, 12/15/49(8)	2,770	2,076,117
Series 2016-NXSR, Class D, 4.431%, 12/15/49(1)(8)	3,000	1,741,194
Series 2020-TMIC, Class A, 8.184%, (1 mo. USD LIBOR + 3.50%), 12/15/35(1)(2)	2,100	2,081,777
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.095%, (1 mo. USD LIBOR + 3.25%), 10/25/49(1)(2)	1,527	1,405,090
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.547%, 9/15/47(1)(8)	5,276	3,816,922
Series 2014-C23, Class D, 3.979%, 9/15/47(1)(8)	3,488	2,949,436
Series 2014-C25, Class D, 3.936%, 11/15/47(1)(8)	4,400	1,894,857
Series 2015-C29, Class D, 3.687%, 5/15/48(8)	2,000	1,389,474
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C13, Class D, 4.157%, 1/15/46(1)(8)	3,000	2,901,463
Series 2013-C16, Class D, 5.008%, 12/15/46(1)(8)	3,500	3,208,238
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,600	458,640
Series 2021-MHC, Class C, 5.984%, (1 mo. USD LIBOR + 1.30%), 4/15/38(1)(2)	1,900	1,808,571
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.301%, 6/15/47(8)(9)	363	342,690
Series 2015-C23, Class D, 4.14%, 7/15/50(1)(8)(9)	2,670	2,054,435
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(9)	3,577	2,540,356
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(8)(9)	1,600	1,054,795
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(9)	4,489	2,198,211
Series 2019-BPR, Class C, 7.984%, (1 mo. USD LIBOR + 3.30%), 5/15/36(1)(2)(9)	1,845	1,743,153
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 4.38%, 4/10/46(1)(8)	4,437	3,682,958
VMC Finance, LLC, Series 2021-HT1, Class B, 9.261%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(2)	6,000	5,666,230
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class D, 4.364%, 7/15/46(1)(8)	3,000	1,151,967
Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	1,881,150
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,850	1,341,897

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)	Value
Wells Fargo Commercial Mortgage Trust: (continued)
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	$1,500	$ 849,859
Total Commercial Mortgage-Backed Securities (identified cost $90,551,186)		$ 76,525,693

Common Stocks — 0.3%
Security	Shares	Value
Aerospace and Defense — 0.0%(10)
IAP Global Services, LLC(11)(12)(13)	30	$ 136,445
		$ 136,445
Containers and Glass Products — 0.2%
LG Newco Holdco, Inc., Class A(12)(13)	166,175	$ 1,730,995
		$ 1,730,995
Electronics/Electrical — 0.0%(10)
Riverbed Technology, Inc.(12)(13)	21,990	$ 11,050
Skillsoft Corp.(12)(13)	143,062	286,124
		$ 297,174
Health Care — 0.0%
Akorn Holding Company, LLC, Class A(11)(12)(13)	42,374	$ 0
		$ 0
Investment Companies — 0.0%(10)
Aegletes B.V.(13)	11,215	$ 190,655
Jubilee Topco, Ltd., Class A(11)(12)(13)	807,124	0
		$ 190,655
Nonferrous Metals/Minerals — 0.0%(10)
ACNR Holdings, Inc., Class A(12)(13)	3,818	$ 367,483
		$ 367,483
Oil and Gas — 0.0%(10)
AFG Holdings, Inc.(11)(12)(13)	29,751	$ 88,063
McDermott International, Ltd.(12)(13)	93,940	38,158
		$ 126,221
Radio and Television — 0.1%
Clear Channel Outdoor Holdings, Inc.(12)(13)	74,443	$ 89,332
Security	Shares	Value
Radio and Television (continued)
Cumulus Media, Inc., Class A(12)(13)	50,522	$ 186,426
iHeartMedia, Inc., Class A(12)(13)	31,657	123,462
		$ 399,220
Retailers (Except Food and Drug) — 0.0%(10)
David’s Bridal, LLC(11)(12)(13)	40,851	$ 0
Phillips Pet Holding Corp.(11)(12)(13)	582	43,032
		$ 43,032
Telecommunications — 0.0%(10)
GEE Acquisition Holdings Corp.(11)(12)(13)	37,259	$ 356,196
		$ 356,196
Utilities — 0.0%(10)
Longview Intermediate Holdings, LLC, Class A(12)(13)	10,730	$ 86,591
		$ 86,591
Total Common Stocks (identified cost $7,786,647)		$ 3,734,012

Convertible Bonds — 0.1%
Security	Principal Amount (000's omitted)	Value
Transportation — 0.1%
CryoPort, Inc., 0.75%, 12/1/26(1)	$1,990	$ 1,555,730
Total Convertible Bonds (identified cost $1,602,212)		$ 1,555,730

Convertible Preferred Stocks — 0.0%(10)
Security	Shares	Value
Electronics/Electrical — 0.0%(10)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(13)	7,179	$ 1,831
Total Convertible Preferred Stocks (identified cost $215,385)		$ 1,831

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Corporate Bonds — 54.1%
Security	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.3%
Bombardier, Inc.:
7.125%, 6/15/26(1)		736	$ 739,312
7.875%, 4/15/27(1)		795	805,569
Moog, Inc., 4.25%, 12/15/27(1)		955	884,595
Rolls-Royce PLC:
5.75%, 10/15/27(1)		2,954	2,945,478
5.75%, 10/15/27(14)	GBP	100	118,137
Spirit AeroSystems, Inc.:
4.60%, 6/15/28		567	481,196
9.375%, 11/30/29(1)		989	1,080,482
TransDigm UK Holdings PLC, 6.875%, 5/15/26		725	714,832
TransDigm, Inc.:
5.50%, 11/15/27		2,552	2,409,095
6.25%, 3/15/26(1)		2,408	2,412,635
6.75%, 8/15/28(1)		1,812	1,832,385
7.50%, 3/15/27		1,862	1,859,235
			$ 16,282,951
Agriculture — 0.2%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)		892	$ 889,770
Imperial Brands Finance PLC:
3.125%, 7/26/24(1)		300	290,740
6.125%, 7/27/27(1)		475	487,832
Philip Morris International, Inc., 5.125%, 11/17/27		750	767,974
			$ 2,436,316
Air Transport — 0.9%
Air France-KLM:
7.25%, 5/31/26(14)	EUR	100	$ 110,444
8.125%, 5/31/28(14)	EUR	100	109,623
American Airlines, Inc., 7.25%, 2/15/28(1)		478	465,316
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)		3,023	2,978,688
5.75%, 4/20/29(1)		1,952	1,874,507
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)		1,016	981,302
Deutsche Lufthansa AG:
2.875%, 5/16/27(14)	EUR	100	98,069
3.00%, 5/29/26(14)	EUR	100	101,339
3.50%, 7/14/29(14)	EUR	100	95,409
Gatwick Airport Finance PLC, 4.375%, 4/7/26(14)	GBP	300	341,432
Security	Principal Amount* (000's omitted)		Value
Air Transport (continued)
Heathrow Finance PLC, 4.75% to 12/1/23, 3/1/24(3)(14)	GBP	225	$ 272,160
Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		2,055	2,050,684
United Airlines, Inc.:
4.375%, 4/15/26(1)		835	799,828
4.625%, 4/15/29(1)		1,276	1,155,828
			$ 11,434,629
Airlines — 0.2%
Air Canada:
3.875%, 8/15/26(1)		2,639	$ 2,399,013
4.625%, 8/15/29(1)	CAD	717	473,326
			$ 2,872,339
Auto Components — 0.4%
Daimler Truck Finance North America, LLC, 2.00%, 12/14/26(1)		550	$ 495,612
General Motors Financial Co., Inc., 1.50%, 6/10/26		1,125	1,001,873
Hyundai Capital America, 1.30%, 1/8/26(1)		850	763,698
Mercedes-Benz Finance North America, LLC, 3.30%, 5/19/25(1)		1,000	967,997
Volkswagen Group of America Finance, LLC:
0.875%, 11/22/23(1)		975	948,381
1.25%, 11/24/25(1)		525	477,891
			$ 4,655,452
Automotive — 1.7%
Adient Global Holdings, Ltd., 3.50%, 8/15/24(14)	EUR	19	$ 20,222
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		512	458,936
4.75%, 3/1/30		1,134	1,016,274
5.00%, 2/15/32(1)		217	190,396
Clarios Global, L.P., 6.75%, 5/15/25(1)		432	437,074
Clarios Global, L.P./Clarios U.S. Finance Co.:
4.375%, 5/15/26(14)	EUR	400	415,224
6.25%, 5/15/26(1)		1,504	1,501,947
8.50%, 5/15/27(1)		2,484	2,497,973
Faurecia S.E.:
2.375%, 6/15/29(14)	EUR	200	176,907
2.75%, 2/15/27(14)	EUR	460	444,838
3.75%, 6/15/28(14)	EUR	100	97,465
Ford Motor Co.:
3.25%, 2/12/32		2,825	2,224,311
4.75%, 1/15/43		1,274	978,712

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Automotive (continued)
Ford Motor Co.: (continued)
7.45%, 7/16/31		457	$ 483,679
9.625%, 4/22/30		201	233,590
Goodyear Europe B.V., 2.75%, 8/15/28(14)	EUR	100	88,663
Goodyear Tire & Rubber Co. (The):
5.00%, 7/15/29		1,605	1,435,961
5.25%, 7/15/31		709	613,186
IHO Verwaltungs GmbH, 6.375%, (6.375% cash or 7.125% PIK), 5/15/29(1)(15)		200	176,456
Jaguar Land Rover Automotive PLC, 2.20%, 1/15/24(14)	EUR	100	106,263
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		651	563,935
4.375%, 1/15/31(1)		1,171	1,010,169
4.625%, 12/15/27(1)		514	478,662
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,087	804,726
Renault S.A.:
1.25%, 6/24/25(14)	EUR	300	301,171
2.375%, 5/25/26(14)	EUR	100	99,437
2.50%, 6/2/27(14)	EUR	200	191,897
2.50%, 4/1/28(14)	EUR	100	92,875
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		1,297	1,088,048
4.875%, 11/15/31(1)		1,081	872,756
TI Automotive Finance PLC, 3.75%, 4/15/29(14)	EUR	212	176,187
Volkswagen International Finance N.V., 3.875% to 6/17/29(14)(16)(17)	EUR	200	186,372
Wheel Pros, Inc., 6.50%, 5/15/29(1)		1,305	593,775
ZF Finance GmbH, 5.75%, 8/3/26(14)	EUR	100	109,058
			$ 20,167,145
Banks — 1.0%
Australia & New Zealand Banking Group, Ltd., 4.829%, 2/3/25(1)		900	$ 903,265
Bank of Montreal, 5.203%, 2/1/28		925	933,082
Banque Federative du Credit Mutuel S.A., 2.375%, 11/21/24(1)		1,025	976,277
Canadian Imperial Bank of Commerce, 3.30%, 4/7/25		500	484,343
Citizens Bank NA, 6.064% to 10/24/24, 10/24/25(17)		700	659,161
Credit Suisse Group AG, 6.442% to 8/11/27, 8/11/28(1)(17)		1,025	1,019,158
Deutsche Bank AG, 0.962%, 11/8/23		975	931,141
Discover Bank, 2.45%, 9/12/24		1,000	948,457
Intesa Sanpaolo SpA, 7.00%, 11/21/25(1)		925	941,810
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(17)		1,000	970,365
Security	Principal Amount* (000's omitted)		Value
Banks (continued)
NatWest Group PLC, 7.472% to 11/10/25, 11/10/26(17)		575	$ 594,778
Santander UK Group Holdings PLC, 6.833% to 11/21/25, 11/21/26(17)		1,900	1,926,240
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(17)		450	457,875
			$ 11,745,952
Banks and Thrifts — 0.6%
American Express Co., 2.55%, 3/4/27		525	$ 485,132
BPCE S.A., 5.15%, 7/21/24(1)		950	932,243
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(17)		395	336,857
5.468% to 2/1/28, 2/1/29(17)		400	390,199
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(17)		975	1,003,299
7.39% to 11/3/27, 11/3/28(17)		375	399,447
Swedbank AB, 3.356%, 4/4/25(1)		975	940,778
Synchrony Bank, 5.625%, 8/23/27		1,300	1,194,784
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(17)		1,500	1,241,926
United Overseas Bank, Ltd., 3.863% to 10/7/27, 10/7/32(1)(17)		686	648,136
			$ 7,572,801
Beverage and Tobacco — 0.1%
BAT Capital Corp., 3.557%, 8/15/27		1,050	$ 976,796
JDE Peet's NV, 0.80%, 9/24/24(1)		800	745,916
			$ 1,722,712
Biotechnology — 0.0%(10)
Royalty Pharma PLC, 1.20%, 9/2/25		525	$ 476,266
			$ 476,266
Brokerage/Securities Dealers/Investment Houses — 0.1%
Bread Financial Holdings, Inc., 4.75%, 12/15/24(1)		825	$ 738,533
Intrum AB, 3.50%, 7/15/26(14)	EUR	200	181,369
			$ 919,902
Building and Development — 1.8%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)		1,174	$ 943,779
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		2,118	1,847,509
5.00%, 3/1/30(1)		1,085	1,005,842

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Building and Development (continued)
Castle UK Finco PLC, 7.904%, (3 mo. EURIBOR + 5.25%), 5/15/28(2)(14)	EUR	200	$ 181,242
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		1,396	1,361,484
HT Troplast GmbH, 9.25%, 7/15/25(14)	EUR	115	123,552
James Hardie International Finance DAC, 3.625%, 10/1/26(14)	EUR	400	410,683
KB Home:
4.00%, 6/15/31		86	74,575
4.80%, 11/15/29		556	509,524
Masonite International Corp., 5.375%, 2/1/28(1)		570	545,159
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		1,149	972,554
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		1,187	1,031,248
7.50%, 10/15/27(1)		225	221,412
PGT Innovations, Inc., 4.375%, 10/1/29(1)		1,066	964,730
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(1)		3,078	2,893,920
SRS Distribution, Inc.:
6.00%, 12/1/29(1)		692	572,374
6.125%, 7/1/29(1)		1,195	1,009,775
Standard Industries, Inc.:
2.25%, 11/21/26(14)	EUR	750	707,876
3.375%, 1/15/31(1)		1,634	1,315,075
4.375%, 7/15/30(1)		1,779	1,549,740
5.00%, 2/15/27(1)		457	434,657
Taylor Morrison Communities, Inc.:
5.75%, 1/15/28(1)		1,062	1,045,704
5.875%, 6/15/27(1)		808	793,811
Victoria PLC, 3.625%, 8/24/26(14)	EUR	385	339,134
White Cap Buyer, LLC, 6.875%, 10/15/28(1)		439	381,209
White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(15)		691	629,349
			$ 21,865,917
Business Equipment and Services — 0.8%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		1,900	$ 1,804,791
Allied Universal Holdco, LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(1)		2,443	2,350,166
9.75%, 7/15/27(1)		1,148	1,024,303
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
3.625%, 6/1/28(14)	EUR	200	179,550
4.625%, 6/1/28(1)		776	652,203
4.625%, 6/1/28(1)		549	465,110
4.875%, 6/1/28(14)	GBP	100	101,954
Security	Principal Amount* (000's omitted)		Value
Business Equipment and Services (continued)
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:
7.125%, 7/31/26(1)		2,576	$ 2,507,368
7.125%, 7/31/26(14)		350	340,675
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 7/30/26(14)	EUR	264	272,241
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 7/15/25(14)	EUR	300	304,251
			$ 10,002,612
Cable and Satellite Television — 1.6%
Altice France S.A.:
2.125%, 2/15/25(14)	EUR	100	$ 100,457
2.50%, 1/15/25(14)	EUR	100	101,265
5.125%, 7/15/29(1)		767	577,896
5.50%, 1/15/28(1)		841	691,680
5.875%, 2/1/27(14)	EUR	200	192,143
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		2,263	1,853,012
4.50%, 8/15/30(1)		2,140	1,810,729
4.50%, 5/1/32		771	631,380
4.75%, 3/1/30(1)		1,789	1,551,958
4.75%, 2/1/32(1)		1,044	878,116
5.00%, 2/1/28(1)		1,755	1,621,120
5.375%, 6/1/29(1)		595	547,001
6.375%, 9/1/29(1)		1,974	1,886,947
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.908%, 7/23/25		950	940,903
DISH Network Corp., 11.75%, 11/15/27(1)		1,293	1,255,574
UPC Holding B.V., 5.50%, 1/15/28(1)		593	531,675
Virgin Media Finance PLC:
3.75%, 7/15/30(14)	EUR	125	108,624
5.00%, 7/15/30(1)		946	782,919
Virgin Media Secured Finance PLC, 5.25%, 5/15/29(14)	GBP	100	107,945
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(14)	GBP	425	447,528
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		1,091	970,815
Ziggo B.V., 4.875%, 1/15/30(1)		628	536,017
Ziggo Bond Co., B.V.:
3.375%, 2/28/30(14)	EUR	230	193,862
6.00%, 1/15/27(1)		745	688,235
			$ 19,007,801

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Capital Goods — 0.1%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		948	$ 854,735
4.125%, 4/15/29(1)		733	650,881
			$ 1,505,616
Chemicals — 0.1%
Diamond BC B.V., 4.625%, 10/1/29(1)		1,729	$ 1,686,380
			$ 1,686,380
Chemicals and Plastics — 0.8%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)		1,242	$ 993,973
Avient Corp., 7.125%, 8/1/30(1)		796	821,671
Celanese US Holdings, LLC, 6.165%, 7/15/27		1,164	1,172,293
Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		545	439,305
Herens Midco S.a.r.l., 5.25%, 5/15/29(14)	EUR	156	113,923
INEOS Finance PLC:
2.875%, 5/1/26(14)	EUR	100	101,427
3.375%, 3/31/26(14)	EUR	100	101,852
INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(14)	EUR	154	150,163
Italmatch Chemicals SpA, 10.00%, 2/6/28(14)	EUR	200	221,607
NOVA Chemicals Corp.:
4.25%, 5/15/29(1)		1,242	1,016,695
4.875%, 6/1/24(1)		874	863,293
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		1,307	1,152,963
Valvoline, Inc., 3.625%, 6/15/31(1)		802	681,933
W.R. Grace Holdings, LLC:
4.875%, 6/15/27(1)		1,472	1,420,715
7.375%, 3/1/31(1)		611	613,893
			$ 9,865,706
Clothing/Textiles — 0.2%
Hanesbrands, Inc., 9.00%, 2/15/31(1)		1,084	$ 1,110,780
William Carter Co. (The), 5.625%, 3/15/27(1)		811	789,059
			$ 1,899,839
Commercial Services — 1.2%
Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(14)(16)(17)	EUR	500	$ 484,609
APi Group DE, Inc., 4.75%, 10/15/29(1)		1,510	1,330,913
Arena Luxembourg Finance S.a.r.l., 1.875%, 2/1/28(14)	EUR	200	171,970
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.375%, 3/1/29(1)		792	736,338
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(14)	EUR	100	92,559
Security	Principal Amount* (000's omitted)		Value
Commercial Services (continued)
EC Finance PLC, 3.00%, 10/15/26(14)	EUR	102	$ 102,404
Global Payments, Inc., 4.95%, 8/15/27		975	964,071
HealthEquity, Inc., 4.50%, 10/1/29(1)		1,176	1,046,309
IPD 3 B.V., 5.50%, 12/1/25(14)	EUR	300	320,649
Korn Ferry, 4.625%, 12/15/27(1)		1,355	1,281,715
LABL, Inc.:
5.875%, 11/1/28(1)		507	451,453
8.25%, 11/1/29(1)		1,016	868,274
Metis Merger Sub, LLC, 6.50%, 5/15/29(1)		1,938	1,615,943
Mooney Group SpA, 6.69%, (3 mo. EURIBOR + 3.875%), 12/17/26(2)(14)	EUR	110	116,998
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		1,282	1,161,101
PROG Holdings, Inc., 6.00%, 11/15/29(1)		1,085	923,808
Sabre GLBL, Inc., 11.25%, 12/15/27(1)		996	928,735
Verisure Holding AB:
3.25%, 2/15/27(14)	EUR	200	193,102
3.875%, 7/15/26(14)	EUR	200	201,760
Verisure Midholding AB, 5.25%, 2/15/29(14)	EUR	175	158,316
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		2,060	1,951,562
			$ 15,102,589
Computers — 0.9%
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(1)		1,341	$ 1,224,963
4.00%, 7/1/29(1)		717	647,676
Dell International, LLC/EMC Corp., 5.25%, 2/1/28		650	656,618
Hewlett Packard Enterprise Co., 5.90%, 10/1/24		754	763,737
Kyndryl Holdings, Inc., 2.70%, 10/15/28		625	524,011
McAfee Corp., 7.375%, 2/15/30(1)		1,121	940,961
NCR Corp.:
5.125%, 4/15/29(1)		550	476,437
5.25%, 10/1/30(1)		843	688,967
Presidio Holdings, Inc., 8.25%, 2/1/28(1)		3,176	3,021,456
Seagate HDD Cayman:
4.091%, 6/1/29		418	369,677
9.625%, 12/1/32(1)		1,800	2,019,072
			$ 11,333,575
Consumer Products — 0.1%
Central Garden & Pet Co.:
4.125%, 10/15/30		488	$ 431,636
5.125%, 2/1/28		864	832,728
			$ 1,264,364

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Containers and Glass Products — 0.4%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(14)	EUR	300	$ 243,302
4.00%, 9/1/29(1)		1,177	922,126
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.125%, 8/15/26(14)	EUR	200	190,516
Berry Global, Inc., 5.50%, 4/15/28(1)		275	274,239
Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(1)		2,027	1,643,490
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		660	633,394
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		750	731,149
Verallia S.A., 1.875%, 11/10/31(14)	EUR	100	88,068
			$ 4,726,284
Cosmetics/Toiletries — 0.2%
Coty, Inc., 3.875%, 4/15/26(14)	EUR	100	$ 104,512
Edgewell Personal Care Co.:
4.125%, 4/1/29(1)		441	386,864
5.50%, 6/1/28(1)		1,067	1,023,685
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)		200	173,689
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)		643	524,234
			$ 2,212,984
Distribution & Wholesale — 0.7%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		2,799	$ 2,560,105
Parts Europe S.A.:
6.342%, (3 mo. EURIBOR + 4.00%), 7/20/27(2)(14)	EUR	328	351,821
6.50%, 7/16/25(14)	EUR	100	109,366
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		2,429	2,183,810
5.50%, 10/15/27(1)		935	914,916
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)		558	575,343
7.75%, 3/15/31(1)		996	1,045,073
Travis Perkins PLC, 4.50%, 9/7/23(14)	GBP	100	122,098
			$ 7,862,532
Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.65%, 10/29/24		599	$ 560,727
2.45%, 10/29/26		975	876,284
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		1,133	1,141,498
Air Lease Corp., 0.80%, 8/18/24		750	699,910
Security	Principal Amount* (000's omitted)		Value
Diversified Financial Services (continued)
American AgCredit Corp., Series QIB, 5.25% to 6/15/26(1)(16)(17)		410	$ 354,138
Aviation Capital Group, LLC, 6.25%, 4/15/28(1)(18)		275	275,215
Cantor Fitzgerald, L.P., 4.50%, 4/14/27(1)		1,650	1,541,145
CI Financial Corp., 3.20%, 12/17/30		1,000	771,492
Enact Holdings, Inc., 6.50%, 8/15/25(1)		708	691,029
Encore Capital Group, Inc., 6.538%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(14)	EUR	300	312,801
Intrum AB:
4.875%, 8/15/25(14)	EUR	125	125,453
9.25%, 3/15/28(14)	EUR	100	106,422
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		1,823	1,634,247
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		1,275	1,083,311
Jerrold Finco PLC, 4.875%, 1/15/26(14)	GBP	200	213,561
Lincoln Financing S.a.r.l., 3.625%, 4/1/24(14)	EUR	120	129,570
Louvre Bidco S.A.S., 6.50%, 9/30/24(14)	EUR	400	420,027
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)		1,209	1,131,920
PRA Group, Inc., 7.375%, 9/1/25(1)		1,566	1,560,732
ProGroup AG, 3.00%, 3/31/26(14)	EUR	500	507,211
Radian Group, Inc., 6.625%, 3/15/25		950	946,884
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
3.625%, 3/1/29(1)		2,290	1,969,400
3.875%, 3/1/31(1)		600	498,081
4.00%, 10/15/33(1)		225	178,869
Sherwood Financing PLC, 6.00%, 11/15/26(14)	GBP	150	154,729
Synchrony Financial, 4.875%, 6/13/25		227	210,365
Unifin Financiera SAB de CV, 7.375%, 2/12/26(1)(19)		620	21,700
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)		2,192	1,955,814
Vivion Investments S.a.r.l., 3.00%, 8/8/24(14)	EUR	600	479,175
			$ 20,551,710
Drugs — 0.5%
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(14)	EUR	250	$ 244,641
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)		649	484,839
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		1,550	1,147,978
Jazz Securities DAC, 4.375%, 1/15/29(1)		1,371	1,262,554
Organon & Co./Organon Foreign Debt Co.-Issuer B.V., 5.125%, 4/30/31(1)		1,037	921,455
Perrigo Finance Unlimited Co.:
4.40%, 6/15/30		2,255	2,027,318

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Drugs (continued)
Perrigo Finance Unlimited Co.: (continued)
4.90%, 12/15/44		200	$ 141,517
			$ 6,230,302
Ecological Services and Equipment — 0.7%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)		551	$ 531,989
5.125%, 7/15/29(1)		332	316,913
6.375%, 2/1/31(1)		308	314,561
Covanta Holding Corp.:
4.875%, 12/1/29(1)		1,536	1,368,284
5.00%, 9/1/30		319	275,098
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		1,679	1,521,065
3.75%, 8/1/25(1)		776	746,532
4.75%, 6/15/29(1)		3,095	2,893,825
Paprec Holding S.A.:
3.50%, 7/1/28(14)	EUR	129	122,554
4.00%, 3/31/25(14)	EUR	200	214,694
			$ 8,305,515
Electric Utilities — 1.2%
Dominion Energy, Inc., 1.45%, 4/15/26		800	$ 721,053
Drax Finco PLC, 6.625%, 11/1/25(1)		281	276,880
Edison International, 4.70%, 8/15/25		500	493,439
EDP - Energias de Portugal S.A., 4.496% to 1/30/24, 4/30/79(14)(17)	EUR	600	645,334
EDP Finance B.V., 6.30%, 10/11/27(1)		700	726,704
Electricite de France S.A., 7.50% to 9/6/28(14)(16)(17)	EUR	400	425,605
Energizer Gamma Acquisition B.V., 3.50%, 6/30/29(14)	EUR	1,200	1,050,063
Fells Point Funding Trust, 3.046%, 1/31/27(1)		525	487,564
FirstEnergy Corp.:
2.65%, 3/1/30		410	349,166
Series B, 4.15%, 7/15/27		1,630	1,554,507
Metropolitan Edison Co., 5.20%, 4/1/28(1)		225	227,438
NextEra Energy Capital Holdings, Inc.:
4.625%, 7/15/27		475	474,069
6.051%, 3/1/25		175	178,119
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		1,112	1,019,058
Pennsylvania Electric Co., 5.15%, 3/30/26(1)		200	201,029
Public Power Corp S.A., 4.375%, 3/30/26(14)	EUR	300	307,960
Southern California Edison Co., 5.85%, 11/1/27		275	289,966
Southern Co. (The), 5.113%, 8/1/27		1,994	1,999,908
Security	Principal Amount* (000's omitted)		Value
Electric Utilities (continued)
TransAlta Corp., 7.75%, 11/15/29		1,045	$ 1,099,465
Wec Energy Group, Inc., 5.00%, 9/27/25		475	475,494
WESCO Distribution, Inc.:
7.125%, 6/15/25(1)		1,024	1,041,838
7.25%, 6/15/28(1)		915	940,419
			$ 14,985,078
Electronic Equipment, Instruments & Components — 0.1%
Nexans S.A., 5.50%, 4/5/28(14)(18)	EUR	100	$ 110,830
Vontier Corp., 1.80%, 4/1/26		800	709,140
			$ 819,970
Electronics/Electrical — 0.8%
Arrow Electronics, Inc., 6.125%, 3/1/26		475	$ 476,243
Coherent Corp., 5.00%, 12/15/29(1)		1,246	1,132,302
Electricite de France S.A., 2.875% to 12/15/26(14)(16)(17)	EUR	200	182,301
Imola Merger Corp., 4.75%, 5/15/29(1)		3,165	2,834,954
Open Text Corp., 3.875%, 2/15/28(1)		1,009	901,794
Open Text Holdings, Inc., 4.125%, 2/15/30(1)		883	758,408
RWE AG, 6.625% to 3/30/26, 7/30/75(14)(17)		266	263,319
Sensata Technologies B.V., 5.00%, 10/1/25(1)		447	444,184
Sensata Technologies, Inc.:
3.75%, 2/15/31(1)		1,660	1,453,994
4.375%, 2/15/30(1)		627	572,036
SS&C Technologies, Inc., 5.50%, 9/30/27(1)		517	502,226
Verisure Holding AB, 7.288%, (3 mo. EURIBOR + 5.00%), 4/15/25(2)(14)	EUR	100	109,060
			$ 9,630,821
Energy — 0.5%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		2,651	$ 2,415,154
New Fortress Energy, Inc., 6.50%, 9/30/26(1)		1,974	1,817,886
Sunoco, L.P./Sunoco Finance Corp.:
4.50%, 5/15/29		884	812,542
4.50%, 4/30/30		1,692	1,532,114
			$ 6,577,696
Engineering & Construction — 0.5%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		1,038	$ 974,397
Cellnex Finance Co. S.A.:
1.00%, 9/15/27(14)	EUR	100	92,738
2.25%, 4/12/26(14)	EUR	100	102,090

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Engineering & Construction (continued)
Dycom Industries, Inc., 4.50%, 4/15/29(1)		1,389	$ 1,255,163
Infrastrutture Wireless Italiane SpA, 1.875%, 7/8/26(14)	EUR	100	102,255
TopBuild Corp., 4.125%, 2/15/32(1)		1,562	1,307,387
VM Consolidated, Inc., 5.50%, 4/15/29(1)		1,899	1,683,847
			$ 5,517,877
Entertainment — 1.3%
Banijay Entertainment SASU, 3.50%, 3/1/25(14)	EUR	200	$ 211,734
Boyne USA, Inc., 4.75%, 5/15/29(1)		839	750,011
Caesars Entertainment, Inc.:
4.625%, 10/15/29(1)		529	463,158
6.25%, 7/1/25(1)		2,521	2,523,475
7.00%, 2/15/30(1)		800	814,732
8.125%, 7/1/27(1)		1,589	1,622,210
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)		1,751	1,692,770
Cirsa Finance International S.a.r.l., 4.50%, 3/15/27(14)	EUR	100	94,893
CPUK Finance, Ltd.:
4.50%, 8/28/27(14)	GBP	100	104,635
4.875%, 2/28/47(14)	GBP	335	394,130
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		1,721	1,505,205
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		1,226	1,135,448
Lottomatica SpA:
5.125%, 7/15/25(14)	EUR	100	107,224
6.25%, 7/15/25(14)	EUR	100	108,507
Pinewood Finance Co., Ltd., 3.25%, 9/30/25(14)	GBP	200	231,741
Scientific Games International, Inc., 7.00%, 5/15/28(1)		1,647	1,632,136
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,515	1,392,198
WarnerMedia Holdings, Inc.:
3.755%, 3/15/27(1)		1,050	989,703
6.412%, 3/15/26		250	251,338
			$ 16,025,248
Environmental — 0.0%(10)
Waste Management, Inc., 0.75%, 11/15/25		525	$ 477,863
			$ 477,863
Equipment Leasing — 0.0%(10)
Ashtead Capital, Inc., 4.25%, 11/1/29(1)		526	$ 483,026
			$ 483,026
Financial Intermediaries — 2.2%
Ally Financial, Inc.:
Series B, 4.70% to 5/15/26(16)(17)		1,647	$ 1,186,869
Security	Principal Amount* (000's omitted)		Value
Financial Intermediaries (continued)
Ally Financial, Inc.: (continued)
5.75%, 11/20/25		925	$ 870,949
Alpha Holding S.A. de CV:
9.00%, 2/10/25(1)(19)		722	9,924
10.00%, 12/19/22(1)(19)		188	1,159
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28(17)		950	900,717
5.61% to 9/29/25, 9/29/26(17)		1,425	1,436,591
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(1)		771	679,802
Ford Motor Credit Co., LLC:
1.744%, 7/19/24	EUR	200	208,419
2.90%, 2/16/28		420	361,612
3.021%, 3/6/24	EUR	200	213,423
3.25%, 9/15/25	EUR	100	104,188
3.37%, 11/17/23		513	503,903
3.625%, 6/17/31		2,307	1,904,048
3.815%, 11/2/27		1,984	1,780,918
4.00%, 11/13/30		995	846,852
4.125%, 8/17/27		2,739	2,513,320
4.271%, 1/9/27		476	443,870
4.867%, 8/3/27	EUR	200	210,827
5.125%, 6/16/25		938	919,470
5.584%, 3/18/24		257	254,751
Goldman Sachs Group, Inc. (The), 3.615% to 3/15/27, 3/15/28(17)		1,496	1,416,731
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:
5.25%, 5/15/27		1,614	1,516,385
6.25%, 5/15/26		1,095	1,078,575
6.375%, 12/15/25		820	806,271
JPMorgan Chase & Co.:
3.54%, 5/1/28(17)		1,550	1,467,024
Series HH, 4.60% to 2/1/25(16)(17)		1,674	1,561,005
5.546%, 12/15/25(17)		1,400	1,410,346
MSCI, Inc.:
3.625%, 9/1/30(1)		520	452,509
3.875%, 2/15/31(1)		899	801,009
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(17)		1,011	823,949
			$ 26,685,416
Financial Services — 0.5%
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(17)		1,625	$ 1,458,487
5.08% to 1/20/26, 1/20/27(17)		975	972,697

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Financial Services (continued)
Carlyle Finance Subsidiary, LLC, 3.50%, 9/19/29(1)		1,000	$ 916,406
Nationwide Building Society, 4.00%, 9/14/26(1)		525	489,585
Nordea Bank Abp, 3.75%, 8/30/23(1)		475	471,419
Vietnam Debt and Asset Trading Corp., 1.00%, 10/10/25(14)		2,600	2,210,000
			$ 6,518,594
Food Products — 0.7%
Bellis Acquisition Co. PLC, 3.25%, 2/16/26(14)	GBP	200	$ 202,817
Casino Guichard Perrachon SA, 4.498%, 3/7/24(14)	EUR	100	54,984
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)		1,619	1,580,195
Ingles Markets, Inc., 4.00%, 6/15/31(1)		854	742,980
Kraft Heinz Foods Co.:
3.875%, 5/15/27		1,198	1,170,664
4.25%, 3/1/31		1,439	1,393,372
4.375%, 6/1/46		282	245,928
4.625%, 10/1/39		425	390,025
5.50%, 6/1/50		245	248,295
Nomad Foods Bondco PLC, 2.50%, 6/24/28(14)	EUR	336	319,982
Pilgrim's Pride Corp., 3.50%, 3/1/32		1,979	1,612,291
Premier Foods Financing PLC, 3.50%, 10/15/26(14)	GBP	125	140,730
			$ 8,102,263
Food Service — 0.7%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(1)		1,906	$ 1,774,429
4.00%, 10/15/30(1)		2,705	2,321,972
4.375%, 1/15/28(1)		1,014	937,098
5.75%, 4/15/25(1)		372	373,711
IRB Holding Corp., 7.00%, 6/15/25(1)		615	617,472
US Foods, Inc., 4.75%, 2/15/29(1)		1,837	1,699,161
Yum! Brands, Inc., 3.625%, 3/15/31		238	209,178
			$ 7,933,021
Food/Drug Retailers — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(1)		1,595	$ 1,490,480
5.875%, 2/15/28(1)		1,004	998,879
			$ 2,489,359
Security	Principal Amount* (000's omitted)		Value
Forest Products & Paper — 0.0%(10)
Georgia-Pacific, LLC, 1.75%, 9/30/25(1)		525	$ 486,462
			$ 486,462
Health Care — 3.7%
Avantor Funding, Inc., 2.625%, 11/1/25(14)	EUR	300	$ 313,884
Centene Corp.:
2.50%, 3/1/31		1,992	1,614,914
3.00%, 10/15/30		2,345	1,976,791
3.375%, 2/15/30		1,397	1,220,062
4.25%, 12/15/27		1,005	969,282
4.625%, 12/15/29		1,758	1,654,524
Chrome Bidco SASU, 3.50%, 5/31/28(14)	EUR	450	407,198
Chrome Holdco SASU, 5.00%, 5/31/29(14)	EUR	300	242,062
Encompass Health Corp.:
4.625%, 4/1/31		683	597,284
4.75%, 2/1/30		639	581,682
Grifols Escrow Issuer S.A.:
3.875%, 10/15/28(14)	EUR	494	418,416
4.75%, 10/15/28(1)		2,051	1,683,892
Grifols S.A.:
1.625%, 2/15/25(14)	EUR	100	102,350
3.20%, 5/1/25(14)	EUR	350	346,347
HCA, Inc.:
5.25%, 6/15/26		475	475,706
5.375%, 9/1/26		1,610	1,616,840
5.625%, 9/1/28		1,472	1,490,271
5.875%, 2/15/26		2,705	2,746,528
5.875%, 2/1/29		1,076	1,100,112
IQVIA, Inc.:
2.25%, 1/15/28(14)	EUR	450	433,862
2.25%, 3/15/29(14)	EUR	100	92,615
2.875%, 6/15/28(14)	EUR	100	97,671
5.00%, 10/15/26(1)		850	831,767
5.00%, 5/15/27(1)		685	673,793
Legacy LifePoint Health, LLC:
4.375%, 2/15/27(1)		989	809,827
6.75%, 4/15/25(1)		731	694,450
LifePoint Health, Inc., 5.375%, 1/15/29(1)		2,888	1,768,900
Medline Borrower, L.P., 5.25%, 10/1/29(1)		3,821	3,318,796
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		759	645,230
ModivCare, Inc., 5.875%, 11/15/25(1)		1,550	1,488,054
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)		1,330	1,161,645
3.875%, 5/15/32(1)		1,450	1,219,887
Option Care Health, Inc., 4.375%, 10/31/29(1)		1,801	1,592,471

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Health Care (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		702	$ 568,471
Team Health Holdings, Inc., 6.375%, 2/1/25(1)		1,890	1,139,764
Tenet Healthcare Corp.:
4.375%, 1/15/30		187	168,001
4.625%, 9/1/24		268	263,549
4.875%, 1/1/26		1,607	1,577,198
5.125%, 11/1/27		1,607	1,544,328
6.125%, 10/1/28		1,593	1,528,237
6.875%, 11/15/31		878	839,408
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		2,637	2,350,793
Varex Imaging Corp., 7.875%, 10/15/27(1)		706	692,171
			$ 45,059,033
Health Care Providers & Services — 0.1%
Boston Scientific Corp., 1.90%, 6/1/25		525	$ 496,508
Catalent Pharma Solutions, Inc., 3.50%, 4/1/30(1)		1,322	1,163,003
			$ 1,659,511
Home Furnishings — 0.1%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(1)		409	$ 352,763
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		1,475	1,233,144
			$ 1,585,907
Homebuilders/Real Estate — 0.0%(10)
M/I Homes, Inc., 4.95%, 2/1/28		459	$ 425,173
			$ 425,173
Hotels, Restaurants & Leisure — 0.1%
SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)		1,090	$ 1,120,520
			$ 1,120,520
Industrial Equipment — 0.2%
Huntington Ingalls Industries, Inc., 0.67%, 8/16/23		500	$ 491,738
Madison IAQ, LLC, 5.875%, 6/30/29(1)		2,000	1,546,980
TK Elevator Holdco GmbH, 6.625%, 7/15/28(14)	EUR	90	83,050
TK Elevator Midco GmbH, 4.375%, 7/15/27(14)	EUR	225	221,454
			$ 2,343,222
Insurance — 0.7%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		1,615	$ 1,499,447
AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,010	895,178
Assurant, Inc., 6.10%, 2/27/26		200	204,093
Security	Principal Amount* (000's omitted)		Value
Insurance (continued)
AssuredPartners, Inc., 5.625%, 1/15/29(1)		450	$ 389,401
BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		1,784	1,510,761
F&G Annuities & Life, Inc., 7.40%, 1/13/28(1)		575	578,997
Galaxy Finco, Ltd., 9.25%, 7/31/27(14)	GBP	575	634,132
GTCR AP Finance, Inc., 8.00%, 5/15/27(1)		820	783,530
Jones DesLauriers Insurance Management, Inc., 10.50%, 12/15/30(1)		1,355	1,366,467
Radian Group, Inc., 4.875%, 3/15/27		1,032	971,531
			$ 8,833,537
Internet Software & Services — 0.7%
Amazon.com, Inc., 3.30%, 4/13/27		1,025	$ 992,488
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		655	548,075
6.125%, 12/1/28(1)		963	795,558
Cars.com, Inc., 6.375%, 11/1/28(1)		1,770	1,674,491
Match Group Holdings II, LLC, 3.625%, 10/1/31(1)		1,727	1,407,332
Netflix, Inc., 5.375%, 11/15/29(1)		1,000	1,016,875
Science Applications International Corp., 4.875%, 4/1/28(1)		1,487	1,386,513
United Group B.V.:
4.00%, 11/15/27(14)	EUR	100	80,291
4.875%, 7/1/24(14)	EUR	400	422,715
			$ 8,324,338
Leisure Goods/Activities/Movies — 1.6%
Carnival Corp., 5.75%, 3/1/27(1)		1,316	$ 1,080,982
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		1,481	1,282,768
5.875%, 3/15/26(1)		414	390,953
8.75%, 5/1/25(1)		303	309,612
LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(14)(15)	EUR	262	263,344
Life Time, Inc.:
5.75%, 1/15/26(1)		1,268	1,233,130
8.00%, 4/15/26(1)		638	609,169
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)		1,667	1,615,856
Motion Finco S.a.r.l., 7.00%, 5/15/25(14)	EUR	300	330,329
National CineMedia, LLC:
5.75%, 8/15/26(19)		1,186	28,594
5.875%, 4/15/28(1)		1,559	457,683
NCL Corp., Ltd.:
3.625%, 12/15/24(1)		439	408,760
5.875%, 3/15/26(1)		662	564,123
5.875%, 2/15/27(1)		517	482,694

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Leisure Goods/Activities/Movies (continued)
NCL Corp., Ltd.: (continued)
7.75%, 2/15/29(1)		433	$ 371,705
NCL Finance, Ltd., 6.125%, 3/15/28(1)		1,000	811,370
Playtika Holding Corp., 4.25%, 3/15/29(1)		1,511	1,259,759
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)		1,612	1,732,900
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		1,264	1,142,315
Viking Cruises, Ltd.:
5.875%, 9/15/27(1)		2,472	2,131,111
6.25%, 5/15/25(1)		1,690	1,589,349
7.00%, 2/15/29(1)		658	565,058
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		422	362,656
			$ 19,024,220
Lodging and Casinos — 0.3%
Accor S.A.:
2.375%, 11/29/28(14)	EUR	200	$ 192,222
4.375% to 1/30/24(14)(16)(17)	EUR	100	105,588
Marriott International, Inc., 4.90%, 4/15/29		485	480,989
MGM Resorts International:
4.75%, 10/15/28		1,138	1,060,819
5.50%, 4/15/27		453	440,007
5.75%, 6/15/25		948	946,604
			$ 3,226,229
Machinery — 0.1%
Chart Industries, Inc., 9.50%, 1/1/31(1)		1,139	$ 1,202,733
IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(14)	EUR	221	211,640
			$ 1,414,373
Media — 0.5%
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		1,595	$ 1,060,857
iHeartCommunications, Inc.:
6.375%, 5/1/26		179	158,164
8.375%, 5/1/27		324	236,369
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(1)		543	453,505
6.25%, 6/15/25(1)		807	803,705
Univision Communications, Inc.:
4.50%, 5/1/29(1)		1,990	1,673,918
7.375%, 6/30/30(1)		391	370,019
Urban One, Inc., 7.375%, 2/1/28(1)		1,006	914,856
			$ 5,671,393
Security	Principal Amount* (000's omitted)		Value
Metals/Mining — 1.2%
BHP Billiton Finance USA, Ltd., 4.75%, 2/28/28		675	$ 683,920
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)		2,658	2,708,502
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		3,216	3,064,880
Constellium N.V., 5.875%, 2/15/26(1)		490	490,980
Constellium SE:
3.125%, 7/15/29(14)	EUR	100	88,216
5.625%, 6/15/28(1)		630	595,499
Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,600	1,498,425
Glencore Funding, LLC, 4.125%, 3/12/24(1)		475	470,048
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		1,085	1,003,215
6.125%, 4/1/29(1)		489	462,582
Novelis Corp.:
3.25%, 11/15/26(1)		690	631,191
4.75%, 1/30/30(1)		1,068	982,560
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(14)	EUR	500	474,122
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		1,513	1,352,864
			$ 14,507,004
Nonferrous Metals/Minerals — 0.4%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		1,333	$ 1,240,643
First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)		1,340	1,340,241
New Gold, Inc., 7.50%, 7/15/27(1)		2,250	2,167,853
			$ 4,748,737
Oil and Gas — 3.7%
Aethon III BR, LLC, 9.00%, 10/1/25		2,366	$ 2,365,989
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)		1,570	1,542,078
Callon Petroleum Co.:
7.50%, 6/15/30(1)		601	565,520
8.00%, 8/1/28(1)		788	781,381
Chord Energy Corp., 6.375%, 6/1/26(1)		1,111	1,101,762
Continental Resources, Inc., 2.268%, 11/15/26(1)		550	488,961
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)		1,519	1,416,923
CVR Energy, Inc., 5.75%, 2/15/28(1)		2,905	2,669,027
Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.75%, 2/1/29(1)		700	645,253
Marathon Petroleum Corp., 4.70%, 5/1/25		475	474,287
Nabors Industries, Ltd., 7.50%, 1/15/28(1)		665	614,328
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)		3,382	3,281,776
NiSource, Inc., 5.25%, 3/30/28		950	967,129

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Oil and Gas (continued)
Occidental Petroleum Corp.:
6.20%, 3/15/40		480	$ 483,331
6.625%, 9/1/30		1,511	1,592,722
8.50%, 7/15/27		1,965	2,163,337
8.875%, 7/15/30		1,685	1,961,458
Parkland Corp.:
4.50%, 10/1/29(1)		376	334,554
4.625%, 5/1/30(1)		1,501	1,336,618
Permian Resources Operating, LLC:
5.375%, 1/15/26(1)		232	220,153
5.875%, 7/1/29(1)		2,252	2,134,896
7.75%, 2/15/26(1)		1,166	1,170,367
Petroleos Mexicanos:
5.35%, 2/12/28		470	398,425
5.95%, 1/28/31		1,370	1,049,491
6.50%, 3/13/27		360	327,481
6.50%, 1/23/29		530	456,073
6.75%, 9/21/47		1,366	889,008
6.84%, 1/23/30		142	117,833
10.00%, 2/7/33(1)		267	256,132
Precision Drilling Corp.:
6.875%, 1/15/29(1)		932	846,629
7.125%, 1/15/26(1)		500	488,780
Repsol International Finance B.V., 4.50% to 3/25/25, 3/25/75(14)(17)	EUR	100	105,460
Shelf Drilling Holdings, Ltd.:
8.25%, 2/15/25(1)		1,535	1,367,808
8.875%, 11/15/24(1)		441	438,123
Southwestern Energy Co., 4.75%, 2/1/32		1,485	1,313,408
Tap Rock Resources, LLC, 7.00%, 10/1/26(1)		2,569	2,252,931
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:
4.00%, 1/15/32		1,038	905,816
4.875%, 2/1/31		233	218,262
5.50%, 3/1/30		224	219,121
6.50%, 7/15/27		566	577,588
Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		868	851,436
Transocean, Inc., 8.75%, 2/15/30(1)		707	721,776
UGI International, LLC, 2.50%, 12/1/29(14)	EUR	200	170,515
Var Energi ASA, 7.50%, 1/15/28(1)		600	622,349
Weatherford International, Ltd., 8.625%, 4/30/30(1)		1,355	1,387,466
Wintershall Dea Finance 2 B.V., 2.499% to 4/20/26(14)(16)(17)	EUR	600	548,447
			$ 44,842,208
Security	Principal Amount* (000's omitted)		Value
Packaging & Containers — 0.2%
Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(14)	EUR	350	$ 317,915
Schoeller Packaging B.V., 6.375%, 11/1/24(14)	EUR	200	156,395
Sealed Air Corp., 6.125%, 2/1/28(1)		626	633,637
Silgan Holdings, Inc., 1.40%, 4/1/26(1)		550	493,581
Trivium Packaging Finance B.V.:
3.75%, 8/15/26(14)	EUR	300	300,950
5.50%, 8/15/26(1)		424	406,705
6.404%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(14)	EUR	200	213,344
			$ 2,522,527
Pharmaceuticals — 0.6%
Abbvie, Inc., 3.80%, 3/15/25		725	$ 713,519
BellRing Brands, Inc., 7.00%, 3/15/30(1)		2,444	2,477,898
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		1,383	1,305,706
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)		1,105	1,122,636
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)		1,595	1,249,508
PRA Health Sciences, Inc., 2.875%, 7/15/26(1)		410	378,561
Rossini S.a.r.l., 6.343%, (3 mo. EURIBOR + 3.875%), 10/30/25(2)(14)	EUR	300	324,537
			$ 7,572,365
Pipelines — 2.0%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:
5.75%, 3/1/27(1)		1,874	$ 1,833,334
7.875%, 5/15/26(1)		879	895,900
Cheniere Energy Partners, L.P.:
4.00%, 3/1/31		2,706	2,410,992
4.50%, 10/1/29		1,722	1,601,366
Cheniere Energy, Inc., 4.625%, 10/15/28		1,553	1,477,586
DT Midstream, Inc., 4.125%, 6/15/29(1)		1,449	1,272,001
Energy Transfer, L.P., 5.00%, 5/15/50		1,094	935,465
Enterprise Products Operating, LLC, 5.05%, 1/10/26		125	126,802
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(1)		1,355	1,153,505
4.75%, 1/15/31(1)		1,086	902,890
6.00%, 7/1/25(1)		257	254,384
6.50%, 7/1/27(1)		702	681,172
7.50%, 6/1/30(1)		1,010	979,634
Kinetik Holdings, L.P., 5.875%, 6/15/30(1)		2,308	2,224,912
Midwest Connector Capital Co., LLC, 4.625%, 4/1/29(1)		1,269	1,191,142

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Pipelines (continued)
Plains All American Pipeline, L.P., Series B, 8.974%, (3 mo. USD LIBOR + 4.11%)(2)(16)		1,462	$ 1,308,825
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/24		950	952,512
Venture Global Calcasieu Pass, LLC:
3.875%, 8/15/29(1)		1,116	1,007,636
3.875%, 11/1/33(1)		665	559,361
4.125%, 8/15/31(1)		992	872,553
Western Midstream Operating, L.P.:
4.30%, 2/1/30		1,187	1,081,654
4.50%, 3/1/28		148	140,154
4.75%, 8/15/28		150	142,922
Williams Cos., Inc. (The), 4.55%, 6/24/24		950	943,348
			$ 24,950,050
Publishing — 0.2%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)		630	$ 548,840
8.00%, 8/1/29(1)		2,438	2,002,220
			$ 2,551,060
Radio and Television — 0.8%
Audacy Capital Corp., 6.75%, 3/31/29(1)		1,627	$ 116,941
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8/15/27(1)		740	664,919
7.75%, 4/15/28(1)		2,088	1,567,879
CMG Media Corp., 8.875%, 12/15/27(1)		3,533	2,674,446
Sirius XM Radio, Inc.:
3.125%, 9/1/26(1)		946	854,290
3.875%, 9/1/31(1)		951	740,339
5.00%, 8/1/27(1)		1,609	1,508,116
Townsquare Media, Inc., 6.875%, 2/1/26(1)		1,492	1,412,790
			$ 9,539,720
Real Estate Investment Trusts (REITs) — 1.4%
CTR Partnership, L.P./CareTrust Capital Corp., 3.875%, 6/30/28(1)		1,591	$ 1,362,047
Emeria SASU:
3.375%, 3/31/28(14)	EUR	200	172,232
7.75%, 3/31/28(14)	EUR	150	154,541
EPR Properties:
3.60%, 11/15/31		600	449,763
3.75%, 8/15/29		565	433,655
Equinix, Inc., 1.00%, 9/15/25		525	475,711
Extra Space Storage, L.P., 5.70%, 4/1/28		450	453,366
Security	Principal Amount* (000's omitted)		Value
Real Estate Investment Trusts (REITs) (continued)
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)		600	$ 521,208
3.75%, 9/15/30(1)		1,816	1,373,677
6.00%, 4/15/25(1)		716	688,617
Heimstaden Bostad AB:
3.00% to 10/29/27(14)(16)(17)	EUR	352	211,862
3.248% to 11/19/24(14)(16)(17)	EUR	300	202,312
Newmark Group, Inc., 6.125%, 11/15/23		2,126	2,109,516
VICI Properties, L.P./VICI Note Co., Inc.:
3.75%, 2/15/27(1)		323	298,473
4.125%, 8/15/30(1)		1,108	979,679
4.25%, 12/1/26(1)		1,653	1,543,830
4.50%, 9/1/26(1)		895	842,921
4.625%, 12/1/29(1)		2,359	2,149,603
5.625%, 5/1/24(1)		480	476,400
5.75%, 2/1/27(1)		2,073	2,036,975
			$ 16,936,388
Retail — 1.2%
7-Eleven, Inc., 0.80%, 2/10/24(1)		500	$ 478,898
Arko Corp., 5.125%, 11/15/29(1)		2,276	1,886,596
B&M European Value Retail S.A., 3.625%, 7/15/25(14)	GBP	200	232,833
Dufry One B.V.:
2.00%, 2/15/27(14)	EUR	200	187,815
2.50%, 10/15/24(14)	EUR	200	213,528
3.375%, 4/15/28(14)	EUR	139	133,019
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28(1)		1,323	1,258,206
Ferrellgas, L.P./Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		1,081	925,358
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.:
4.625%, 1/15/29(1)		745	654,743
6.75%, 1/15/30(1)		1,276	1,050,952
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		1,328	1,170,898
Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		957	814,797
Kohl's Corp., 3.625%, 5/1/31		1,114	752,908
LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		1,652	1,383,955
Macy's Retail Holdings, LLC, 5.875%, 4/1/29(1)		479	443,631
Michaels Cos., Inc., 5.25%, 5/1/28(1)		1,259	1,050,598
Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(14)(15)	EUR	130	128,120
Punch Finance PLC, 6.125%, 6/30/26(14)	GBP	125	134,839
Starbucks Corp., 4.75%, 2/15/26		575	578,622
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 7/31/25(14)	GBP	100	115,487

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)	Value
Retail (continued)
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	824	$ 720,979
Victoria's Secret & Co., 4.625%, 7/15/29(1)	973	789,463
		$ 15,106,245
Retailers (Except Food and Drug) — 0.9%
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)	479	$ 467,399
6.75%, 7/1/36	437	391,023
6.95%, 3/1/33	1,027	909,511
7.60%, 7/15/37	488	421,895
9.375%, 7/1/25(1)	182	194,618
Dave & Buster's, Inc., 7.625%, 11/1/25(1)	2,417	2,465,340
Murphy Oil USA, Inc.:
4.75%, 9/15/29	170	155,074
5.625%, 5/1/27	560	542,698
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(1)	1,290	1,212,149
7.75%, 2/15/29(1)	2,469	2,426,237
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)	1,532	1,369,765
		$ 10,555,709
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom, Inc., 3.459%, 9/15/26	775	$ 741,080
Intel Corp., 4.875%, 2/10/28	1,000	1,016,552
NXP B.V./NXP Funding, LLC/NXP USA, Inc., 2.70%, 5/1/25	550	522,277
ON Semiconductor Corp., 3.875%, 9/1/28(1)	1,544	1,391,556
		$ 3,671,465
Software — 0.2%
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)	1,485	$ 1,344,437
Oracle Corp., 5.80%, 11/10/25	475	487,078
Sabre GLBL, Inc., 9.25%, 4/15/25(1)	637	600,666
		$ 2,432,181
Software and Services — 0.3%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)	825	$ 751,781
Fair Isaac Corp., 4.00%, 6/15/28(1)	1,248	1,158,662
Gartner, Inc.:
3.625%, 6/15/29(1)	427	381,399
3.75%, 10/1/30(1)	660	593,023
4.50%, 7/1/28(1)	908	862,750
Security	Principal Amount* (000's omitted)		Value
Software and Services (continued)
Playtech PLC, 4.25%, 3/7/26(14)	EUR	200	$ 209,729
			$ 3,957,344
Specialty Retail — 0.0%(10)
Fiber Bidco SpA:
9.015%, (3 mo. EURIBOR + 6.00%), 10/25/27(2)(14)	EUR	200	$ 218,640
11.00%, 10/25/27(14)	EUR	100	116,698
			$ 335,338
Steel — 0.3%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		465	$ 468,464
ATI, Inc., 5.875%, 12/1/27		320	312,994
Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		1,147	1,139,458
Nucor Corp., 3.95%, 5/23/25		500	492,370
TMS International Corp., 6.25%, 4/15/29(1)		1,365	1,053,959
			$ 3,467,245
Surface Transport — 0.1%
Hertz Corp. (The):
4.625%, 12/1/26(1)		218	$ 197,689
5.00%, 12/1/29(1)		1,771	1,468,761
			$ 1,666,450
Technology — 0.6%
Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(14)	EUR	265	$ 269,974
athenahealth Group, Inc., 6.50%, 2/15/30(1)		2,297	1,864,612
International Game Technology PLC:
4.125%, 4/15/26(1)		892	861,806
5.25%, 1/15/29(1)		2,500	2,396,250
6.25%, 1/15/27(1)		976	987,951
6.50%, 2/15/25(1)		513	518,894
			$ 6,899,487
Telecommunications — 3.0%
Altice France Holding S.A., 10.50%, 5/15/27(1)		1,599	$ 1,224,674
Ciena Corp., 4.00%, 1/31/30(1)		883	769,005
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		2,698	2,538,548
Iliad Holding SASU:
5.125%, 10/15/26(14)	EUR	100	104,786
5.625%, 10/15/28(14)	EUR	236	238,897
6.50%, 10/15/26(1)		1,389	1,324,994

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Iliad Holding SASU: (continued)
7.00%, 10/15/28(1)		811	$ 770,199
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(1)		840	708,914
6.75%, 10/15/27(1)		1,482	1,401,090
Level 3 Financing, Inc., 4.25%, 7/1/28(1)		400	226,090
Lorca Telecom Bondco S.A., 4.00%, 9/18/27(14)	EUR	843	842,219
Matterhorn Telecom S.A., 3.125%, 9/15/26(14)	EUR	500	504,021
NBN Co., Ltd., 1.45%, 5/5/26(1)		1,075	972,334
PLT VII Finance S.a.r.l., 4.625%, 1/5/26(14)	EUR	400	408,423
Rogers Communications, Inc., 2.95%, 3/15/25(1)		500	481,758
Sprint Capital Corp., 6.875%, 11/15/28		2,379	2,558,615
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 5.152%, 9/20/29(1)		475	472,206
Sprint, LLC:
7.625%, 2/15/25		1,785	1,852,591
7.625%, 3/1/26		993	1,050,972
7.875%, 9/15/23		7,378	7,439,193
Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)		907	772,095
Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(14)	EUR	135	121,107
Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(14)	EUR	150	142,345
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	60	69,986
Telecom Italia SpA:
1.625%, 1/18/29(14)	EUR	100	85,332
2.50%, 7/19/23(14)	EUR	400	431,631
2.75%, 4/15/25(14)	EUR	356	369,570
3.00%, 9/30/25(14)	EUR	240	247,971
4.00%, 4/11/24(14)	EUR	100	107,756
5.303%, 5/30/24(1)		1,118	1,096,697
6.875%, 2/15/28(14)	EUR	100	111,099
Telefonica Europe B.V.:
2.88% to 2/24/28(14)(16)(17)	EUR	200	181,045
4.375% to 12/14/24(14)(16)(17)	EUR	600	636,226
7.125% to 8/23/28(14)(16)(17)	EUR	300	331,850
T-Mobile USA, Inc.:
2.25%, 2/15/26		851	792,248
2.625%, 2/15/29		1,064	938,459
2.875%, 2/15/31		638	551,046
4.75%, 2/1/28		1,045	1,032,574
Viasat, Inc., 5.625%, 4/15/27(1)		476	447,392
Viavi Solutions, Inc., 3.75%, 10/1/29(1)		868	743,187
Vmed O2 UK Financing I PLC:
3.25%, 1/31/31(14)	EUR	200	177,349
4.50%, 7/15/31(14)	GBP	100	98,688
Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Vodafone Group PLC:
2.625% to 5/27/26, 8/27/80(14)(17)	EUR	400	$ 390,973
4.875% to 7/3/25, 10/3/78(14)(17)	GBP	350	411,812
Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(14)	EUR	250	226,477
			$ 36,404,444
Transportation — 0.3%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		1,528	$ 1,367,973
Fenix Marine Service Holdings, Ltd., 8.00%, 1/15/24		150	149,086
Getlink S.E., 3.50%, 10/30/25(14)	EUR	415	437,590
Seaspan Corp., 5.50%, 8/1/29(1)		1,654	1,291,722
			$ 3,246,371
Utilities — 1.3%
Calpine Corp.:
4.50%, 2/15/28(1)		1,073	$ 996,622
4.625%, 2/1/29(1)		680	588,056
5.00%, 2/1/31(1)		910	771,318
5.125%, 3/15/28(1)		1,511	1,385,452
5.25%, 6/1/26(1)		344	335,767
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		838	730,905
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)		60	57,779
4.50%, 9/15/27(1)		1,207	1,153,808
NRG Energy, Inc.:
3.375%, 2/15/29(1)		664	550,541
3.625%, 2/15/31(1)		1,107	888,876
3.875%, 2/15/32(1)		1,466	1,174,398
5.25%, 6/15/29(1)		673	625,735
5.75%, 1/15/28		1,455	1,429,101
10.25% to 3/15/28(1)(16)(17)		1,413	1,351,612
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)		1,497	1,424,026
Vistra Operations Co., LLC:
4.375%, 5/1/29(1)		939	832,691
5.00%, 7/31/27(1)		1,278	1,210,145
			$ 15,506,832
Total Corporate Bonds (identified cost $711,553,848)			$ 660,549,511

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Preferred Stocks — 0.1%
Security	Shares	Value
Financial Services — 0.0%
DBI Investors, Inc., Series A-1(11)(12)(13)	1,932	$ 0
		$ 0
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., 15.00% (PIK)(12)(13)	1,803	$ 1,059,263
		$ 1,059,263
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC:
Series A, 8.00% (PIK)(11)(12)(13)	1,136	$ 0
Series B, 10.00% (PIK)(11)(12)(13)	4,631	0
		$ 0
Total Preferred Stocks (identified cost $374,926)		$ 1,059,263

Senior Floating-Rate Loans — 46.6%(20)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.2%
Aernnova Aerospace S.A.U.:
Term Loan, 5.436%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	796	$ 808,146
Term Loan, 5.625%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	204	207,217
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 5.532%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	1,000	1,022,141
Dynasty Acquisition Co., Inc.:
Term Loan, 8.407%, (SOFR + 3.50%), 4/6/26		644	630,974
Term Loan, 8.407%, (SOFR + 3.50%), 4/6/26		346	339,233
IAP Worldwide Services, Inc., Term Loan - Second Lien, 11.659%, (3 mo. USD LIBOR + 6.50%), 7/18/23(11)		217	171,501
TransDigm, Inc.:
Term Loan, 8.148%, (SOFR + 3.25%), 2/22/27		1,336	1,339,432
Term Loan, 8.148%, (SOFR + 3.25%), 8/24/28		4,610	4,604,186
WP CPP Holdings, LLC, Term Loan, 8.58%, (3 mo. USD LIBOR + 3.75%), 4/30/25		6,458	5,913,669
			$ 15,036,499
Airlines — 0.2%
Mileage Plus Holdings, LLC, Term Loan, 10.213%, (3 mo. USD LIBOR + 5.25%), 6/21/27		638	$ 662,956
Borrower/Description	Principal Amount* (000's omitted)		Value
Airlines (continued)
SkyMiles IP, Ltd., Term Loan, 8.558%, (3 mo. USD LIBOR + 3.75%), 10/20/27		1,853	$ 1,922,895
			$ 2,585,851
Apparel & Luxury Goods — 0.0%(10)
Hanesbrands, Inc., Term Loan, 8.557%, (SOFR + 3.75%), 3/8/30		375	$ 374,063
			$ 374,063
Auto Components — 0.8%
Adient US, LLC, Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 4/10/28		553	$ 553,438
Clarios Global, L.P., Term Loan, 6.155%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	1,373	1,443,839
DexKo Global, Inc.:
Term Loan, 6.765%, (3 mo. EURIBOR + 3.75%), 10/4/28	EUR	96	93,214
Term Loan, 6.765%, (3 mo. EURIBOR + 3.75%), 10/4/28	EUR	309	301,260
Term Loan, 6.765%, (EURIBOR + 3.75%), 10/4/28(21)	EUR	595	579,316
Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 10/4/28		817	767,016
Term Loan, 11.398%, (SOFR + 6.50%), 10/4/28		875	813,750
Garrett LX I S.a.r.l.:
Term Loan, 5.992%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	1,000	1,063,262
Term Loan, 8.08%, (3 mo. USD LIBOR + 3.25%), 4/30/28		640	635,448
LTI Holdings, Inc.:
Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 9/6/25		3,348	3,235,629
Term Loan, 9.59%, (1 mo. USD LIBOR + 4.75%), 7/24/26		711	691,151
			$ 10,177,323
Automobiles — 0.2%
MajorDrive Holdings IV, LLC:
Term Loan, 9.00%, (3 mo. USD LIBOR + 4.00%), 6/1/28		442	$ 420,571
Term Loan, 10.556%, (SOFR + 5.50%), 6/1/29		1,634	1,576,328
Thor Industries, Inc., Term Loan, 7.875%, (1 mo. USD LIBOR + 3.00%), 2/1/26		716	714,390
			$ 2,711,289

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Beverages — 0.0%(10)
City Brewing Company, LLC, Term Loan, 8.33%, (3 mo. USD LIBOR + 3.50%), 4/5/28		640	$ 270,777
			$ 270,777
Biotechnology — 0.1%
Alkermes, Inc., Term Loan, 7.21%, (1 mo. USD LIBOR + 2.50%), 3/12/26		1,085	$ 1,062,943
Alltech, Inc., Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 10/13/28		469	455,773
			$ 1,518,716
Building Products — 0.3%
LHS Borrower, LLC, Term Loan, 9.657%, (SOFR + 4.75%), 2/16/29		1,836	$ 1,492,116
Oscar AcquisitionCo, LLC, Term Loan, 9.498%, (SOFR + 4.50%), 4/29/29		896	865,556
Standard Industries, Inc., Term Loan, 7.116%, (SOFR + 2.00%), 9/22/28		1,114	1,110,774
			$ 3,468,446
Capital Markets — 1.4%
Advisor Group, Inc., Term Loan, 9.34%, (1 mo. USD LIBOR + 4.50%), 7/31/26		1,137	$ 1,122,197
Andromeda Investissements, Term Loan, 5.957%, (3 mo. EURIBOR + 3.00%), 6/12/26	EUR	1,250	1,352,236
Aretec Group, Inc.:
Term Loan, 9.157%, (SOFR + 4.25%), 10/1/25		2,306	2,295,928
Term Loan, 3/8/30(22)		725	715,484
Brookfield Property REIT, Inc., Term Loan, 7.407%, (SOFR + 2.50%), 8/27/25		773	761,484
CeramTec AcquiCo GmbH, Term Loan, 6.448%, (3 mo. EURIBOR + 3.75%), 3/16/29	EUR	760	786,877
EIG Management Company, LLC, Term Loan, 8.557%, (1 mo. USD LIBOR + 3.75%), 2/22/25		261	260,270
FinCo I, LLC, Term Loan, 7.14%, (1 mo. USD LIBOR + 2.30%), 6/27/25		638	638,511
Focus Financial Partners, LLC, Term Loan, 8.057%, (SOFR + 3.25%), 6/30/28		3,239	3,215,197
Franklin Square Holdings, L.P., Term Loan, 7.125%, (1 mo. USD LIBOR + 2.25%), 8/1/25		525	523,934
Greenhill & Co., Inc., Term Loan, 8.203%, (3 mo. USD LIBOR + 3.25%), 4/12/24		882	864,612
HighTower Holdings, LLC, Term Loan, 8.815%, (3 mo. USD LIBOR + 4.00%), 4/21/28		748	708,826
Hudson River Trading, LLC, Term Loan, 7.84%, (SOFR + 3.00%), 3/20/28		2,183	2,051,584
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Mariner Wealth Advisors, LLC, Term Loan, 8.404%, (SOFR + 3.25%), 8/18/28		790	$ 774,884
Victory Capital Holdings, Inc., Term Loan, 6.954%, (SOFR + 2.25%), 7/1/26		891	884,961
			$ 16,956,985
Chemicals — 2.1%
Aruba Investments, Inc., Term Loan, 6.928%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	980	$ 1,028,269
Flint Group GmbH, Term Loan, 9.82%, (USD LIBOR + 4.25%), 9.07% cash, 0.75% PIK, 9/21/23		21	14,550
Flint Group US LLC, Term Loan, 9.82%, (3 mo. USD LIBOR + 4.25%), 9.07% cash, 0.75% PIK, 9/21/23		127	87,953
Groupe Solmax, Inc., Term Loan, 9.909%, (3 mo. USD LIBOR + 4.75%), 5/29/28		197	177,293
INEOS Enterprises Holdings II Limited, Term Loan, 5.948%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	200	213,172
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 8.49%, (SOFR + 3.50%), 8/28/26		218	216,189
INEOS Finance PLC, Term Loan, 6.905%, (1 mo. EURIBOR + 4.00%), 4/1/24	EUR	1,194	1,293,373
INEOS Quattro Holdings UK Ltd.:
Term Loan, 5.655%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	1,000	1,048,350
Term Loan, 8.657%, (SOFR + 3.75%), 3/14/30		425	423,406
INEOS Styrolution Group GmbH, Term Loan, 4.905%, (1 mo. EURIBOR + 2.00%), 1/29/27	EUR	1,000	1,034,342
INEOS Styrolution US Holding, LLC, Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 1/29/26		2,309	2,289,393
INEOS US Finance, LLC:
Term Loan, 7.407%, (SOFR + 2.50%), 11/8/28		617	608,319
Term Loan, 8.376%, (SOFR + 3.50%), 2/18/30		775	770,883
Term Loan, 8.556%, (SOFR + 3.75%), 11/8/27		1,021	1,020,131
Kraton Corporation, Term Loan, 8.544%, (SOFR + 3.25%), 3/15/29		446	444,317
Kraton Polymers Holdings B.V., Term Loan, 6.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	500	528,694
Lonza Group AG:
Term Loan, 7.015%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	1,000	1,001,468
Term Loan, 9.159%, (3 mo. USD LIBOR + 4.00%), 7/3/28		1,722	1,602,952
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 6.405%, (1 mo. EURIBOR + 3.50%), 9/29/27	EUR	1,000	1,082,466
Messer Industries GmbH, Term Loan, 7.66%, (SOFR + 2.50%), 3/2/26		1,202	1,201,111

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Momentive Performance Materials, Inc., Term Loan, 3/31/28(22)		800	$ 781,000
Olympus Water US Holding Corporation, Term Loan, 9.498%, (SOFR + 4.50%), 11/9/28		371	356,632
Orion Engineered Carbons GmbH:
Term Loan, 5.515%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,000	1,074,333
Term Loan, 7.409%, (3 mo. USD LIBOR + 2.25%), 9/24/28		369	362,564
Rohm Holding GmbH:
Term Loan, 7.442%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	500	467,239
Term Loan, 10.102%, (6 mo. USD LIBOR + 5.00%), 7/31/26		923	782,620
SCUR-Alpha 1503 GmbH, Term Loan, 3/30/30(22)		925	832,500
Starfruit Finco B.V., Term Loan, 7.526%, (SOFR + 2.75%), 10/1/25		2,241	2,227,611
Tronox Finance, LLC, Term Loan, 7.078%, (USD LIBOR + 2.25%), 3/10/28(21)		1,318	1,291,941
W.R. Grace & Co.-Conn., Term Loan, 8.938%, (3 mo. USD LIBOR + 3.75%), 9/22/28		1,111	1,105,152
			$ 25,368,223
Commercial Services & Supplies — 1.5%
Allied Universal Holdco, LLC:
Term Loan, 6.655%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	985	$ 1,006,141
Term Loan, 8.657%, (SOFR + 3.75%), 5/12/28		2,699	2,565,935
Aramark Services, Inc., Term Loan, 6.59%, (1 mo. USD LIBOR + 1.75%), 3/11/25		933	931,264
Asplundh Tree Expert, LLC, Term Loan, 6.59%, (1 mo. USD LIBOR + 1.75%), 9/7/27		1,097	1,092,591
EnergySolutions, LLC, Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 5/9/25		4,710	4,580,048
Harsco Corporation, Term Loan, 7.172%, (SOFR + 2.25%), 3/10/28		393	378,385
LABL, Inc., Term Loan, 9.84%, (1 mo. USD LIBOR + 5.00%), 10/29/28		716	694,410
Monitronics International, Inc., Term Loan, 12.325%, (3 mo. USD LIBOR + 7.50%), 3/29/24		1,952	819,938
PECF USS Intermediate Holding III Corporation, Term Loan, 9.09%, (1 mo. USD LIBOR + 4.25%), 12/15/28		642	543,187
Phoenix Services International, LLC:
DIP Loan, 14.759%, (SOFR + 12.00%), 5/29/23(21)		101	96,696
DIP Loan, 16.806%, (SOFR + 12.00%), 5/29/23		210	201,411
Term Loan, 0.00%, 3/1/25(19)		664	76,156
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Prime Security Services Borrower, LLC, Term Loan, 7.517%, (3 mo. USD LIBOR + 2.75%), 9/23/26		1,513	$ 1,510,350
SITEL Group, Term Loan, 6.66%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	500	524,966
SITEL Worldwide Corporation, Term Loan, 8.60%, (1 mo. USD LIBOR + 3.75%), 8/28/28		1,872	1,852,396
Tempo Acquisition, LLC, Term Loan, 7.807%, (SOFR + 3.00%), 8/31/28		831	830,681
			$ 17,704,555
Communications Equipment — 0.2%
CommScope, Inc., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 4/6/26		1,761	$ 1,698,751
Digi International, Inc., Term Loan, 9.84%, (1 mo. USD LIBOR + 5.00%), 11/1/28		378	377,180
			$ 2,075,931
Construction Materials — 0.4%
Quikrete Holdings, Inc.:
Term Loan, 7.465%, (1 mo. USD LIBOR + 2.625%), 2/1/27		2,907	$ 2,862,637
Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 3/18/29		2,153	2,132,256
			$ 4,994,893
Containers & Packaging — 0.8%
Berlin Packaging, LLC, Term Loan, 8.445%, (USD LIBOR + 3.75%), 3/11/28(21)		1,231	$ 1,215,860
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.082%, (SOFR + 4.175%), 4/13/29		571	559,014
Kouti B.V., Term Loan, 5.873%, (3 mo. EURIBOR + 3.175%), 8/31/28	EUR	2,000	2,040,894
Pregis TopCo Corporation, Term Loan, 8.672%, (SOFR + 3.75%), 7/31/26		629	615,249
Pretium PKG Holdings, Inc.:
Term Loan, 8.843%, (3 mo. USD LIBOR + 4.00%), 10/2/28		617	490,003
Term Loan - Second Lien, 11.648%, (3 mo. USD LIBOR + 6.75%), 10/1/29		350	224,766
Proampac PG Borrower, LLC, Term Loan, 8.429%, (3 mo. USD LIBOR + 3.75%), 11/3/25		565	554,770
Reynolds Group Holdings, Inc.:
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 2/5/26		1,228	1,224,945
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 9/24/28		960	948,885
Trident TPI Holdings, Inc.:
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 10/17/24		807	802,026

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Trident TPI Holdings, Inc.: (continued)
Term Loan, 9.159%, (3 mo. USD LIBOR + 4.00%), 9/15/28		788	$ 767,263
			$ 9,443,675
Distributors — 0.1%
Autokiniton US Holdings, Inc., Term Loan, 9.422%, (SOFR + 4.50%), 4/6/28		516	$ 502,015
Phillips Feed Service, Inc., Term Loan, 11.779%, (1 mo. USD LIBOR + 7.00%), 11/13/24(11)		106	85,022
Winterfell Financing S.a.r.l., Term Loan, 5/4/28(22)	EUR	500	526,999
			$ 1,114,036
Diversified Consumer Services — 0.3%
Ascend Learning, LLC, Term Loan, 8.407%, (SOFR + 3.50%), 12/11/28		642	$ 595,472
KUEHG Corp.:
Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 2/21/25		2,219	2,184,769
Term Loan - Second Lien, 13.409%, (3 mo. USD LIBOR + 8.25%), 8/22/25		425	414,375
Sotheby's, Term Loan, 9.33%, (3 mo. USD LIBOR + 4.50%), 1/15/27		440	439,926
			$ 3,634,542
Diversified Financial Services — 0.2%
Concorde Midco Ltd., Term Loan, 6.132%, (3 mo. EURIBOR + 4.00%), 3/1/28	EUR	1,000	$ 1,047,898
Sandy BidCo B.V., Term Loan, 6.038%, (6 mo. EURIBOR + 4.00%), 8/17/29	EUR	1,000	1,055,354
Zephyr Bidco Limited, Term Loan, 8.709%, (SONIA + 4.782%), 7/23/25	GBP	775	891,507
			$ 2,994,759
Diversified Telecommunication Services — 2.6%
Altice France S.A., Term Loan, 10.17%, (SOFR + 5.50%), 8/15/28		1,076	$ 1,025,247
CenturyLink, Inc., Term Loan, 7.172%, (SOFR + 2.25%), 3/15/27		2,520	1,678,205
eircom Finco S.a.r.l., Term Loan, 5.823%, (1 mo. EURIBOR + 3.25%), 5/15/26	EUR	1,786	1,910,051
GEE Holdings 2, LLC:
Term Loan, 13.018%, (3 mo. USD LIBOR + 8.00%), 3/24/25		329	322,237
Term Loan - Second Lien, 13.268%, (3 mo. USD LIBOR + 8.25%), 3/23/26		725	447,975
Telenet International Finance S.a.r.l., Term Loan, 4.896%, (1 mo. EURIBOR + 2.25%), 4/30/29	EUR	1,750	1,832,279
Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
UPC Broadband Holding B.V.:
Term Loan, 5.146%, (1 mo. EURIBOR + 2.50%), 4/30/29	EUR	1,500	$ 1,579,981
Term Loan, 5.571%, (1 mo. EURIBOR + 2.925%), 1/31/29	EUR	3,000	3,184,363
Term Loan, 6.934%, (1 mo. USD LIBOR + 2.25%), 4/30/28		900	884,531
UPC Financing Partnership, Term Loan, 7.609%, (1 mo. USD LIBOR + 2.925%), 1/31/29		3,025	2,984,919
Virgin Media Bristol, LLC, Term Loan, 7.934%, (1 mo. USD LIBOR + 3.25%), 1/31/29		1,150	1,140,554
Virgin Media Ireland Limited, Term Loan, 6.109%, (1 mo. EURIBOR + 3.4625%), 7/15/29	EUR	1,000	1,047,681
Virgin Media SFA Finance Limited:
Term Loan, 5.146%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	1,300	1,369,023
Term Loan, 7.21%, (SONIA + 3.25%), 11/15/27	GBP	1,500	1,744,773
Zayo Group Holdings, Inc.:
Term Loan, 6.155%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	970	876,748
Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 3/9/27		2,171	1,764,912
Ziggo B.V., Term Loan, 6.102%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,750	3,847,149
Ziggo Financing Partnership, Term Loan, 7.184%, (1 mo. USD LIBOR + 2.50%), 4/30/28		4,150	4,104,607
			$ 31,745,235
Electrical Equipment — 0.0%(10)
AZZ, Inc., Term Loan, 9.157%, (SOFR + 4.25%), 5/13/29		357	$ 356,774
			$ 356,774
Electronic Equipment, Instruments & Components — 0.6%
Chamberlain Group, Inc., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 11/3/28		1,531	$ 1,473,227
Creation Technologies, Inc., Term Loan, 10.282%, (3 mo. USD LIBOR + 5.50%), 10/5/28		968	841,888
II-VI Incorporated, Term Loan, 7.672%, (SOFR + 2.75%), 7/2/29		956	948,546
Minimax Viking GmbH, Term Loan, 5.655%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	945	1,021,642
Mirion Technologies, Inc., Term Loan, 7.96%, (6 mo. USD LIBOR + 2.75%), 10/20/28		588	585,008
Robertshaw US Holding Corp., Term Loan, 8.688%, (3 mo. USD LIBOR + 3.50%), 2/28/25		998	575,225

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Electronic Equipment, Instruments & Components (continued)
Verifone Systems, Inc., Term Loan, 8.958%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,222	$ 1,057,453
Verisure Holding AB, Term Loan, 6.262%, (3 mo. EURIBOR + 3.25%), 3/27/28	EUR	1,000	1,044,340
			$ 7,547,329
Energy Equipment & Services — 0.1%
Ameriforge Group, Inc.:
Term Loan, 16.101%, (1 mo. USD LIBOR + 13.00%), 2/1/26(23)		108	$ 53,654
Term Loan, 18.159%, (3 mo. USD LIBOR + 13.00%), 13.159% cash, 5.00% PIK, 2/1/26		851	422,269
Lealand Finance Company B.V., Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 5.84% cash, 3.00% PIK, 6/30/25		229	153,376
			$ 629,299
Engineering & Construction — 0.4%
Aegion Corporation, Term Loan, 9.59%, (1 mo. USD LIBOR + 4.75%), 5/17/28		468	$ 458,224
Amentum Government Services Holdings, LLC:
Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 1/29/27		997	978,122
Term Loan, 8.906%, (SOFR + 4.00%), 2/15/29		744	729,953
American Residential Services, LLC, Term Loan, 8.659%, (3 mo. USD LIBOR + 3.50%), 10/15/27		562	556,442
APi Group DE, Inc., Term Loan, 7.34%, (1 mo. USD LIBOR + 2.50%), 10/1/26		1,305	1,303,662
Northstar Group Services, Inc., Term Loan, 10.422%, (1 mo. USD LIBOR + 5.50%), 11/12/26		216	214,128
			$ 4,240,531
Entertainment — 1.1%
AMC Entertainment Holdings, Inc., Term Loan, 7.684%, (1 mo. USD LIBOR + 3.00%), 4/22/26		1,800	$ 1,306,876
City Football Group Limited, Term Loan, 7.779%, (1 mo. USD LIBOR + 3.00%), 7/21/28		1,358	1,308,592
Crown Finance US, Inc.:
DIP Loan, 14.674%, (SOFR + 10.00%), 9/7/23(21)		1,265	1,286,320
Term Loan, 0.00%, 9/30/26(19)		1,500	233,924
EP Purchaser, LLC, Term Loan, 8.659%, (3 mo. USD LIBOR + 3.50%), 11/6/28		421	419,172
Playtika Holding Corp., Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 3/13/28		2,170	2,158,965
Renaissance Holding Corp.:
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 4/5/30		2,628	2,561,040
Term Loan, 9.234%, (SOFR + 4.50%), 4/1/27		174	173,427
Borrower/Description	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Renaissance Holding Corp.: (continued)
Term Loan - Second Lien, 11.84%, (1 mo. USD LIBOR + 7.00%), 5/29/26		200	$ 194,000
UFC Holdings, LLC, Term Loan, 7.57%, (3 mo. USD LIBOR + 2.75%), 4/29/26		2,760	2,746,682
Vue International Bidco PLC:
Term Loan, 10.846%, (3 mo. EURIBOR + 8.00%), 4.346% cash, 6.50% PIK, 12/31/27	EUR	807	494,559
Term Loan, 11.086%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	121	116,295
			$ 12,999,852
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 6.59%, (1 mo. USD LIBOR + 1.75%), 1/2/26		879	$ 874,356
			$ 874,356
Financial Services — 0.0%(10)
Ditech Holding Corporation, Term Loan, 0.00%, 6/30/23(19)		2,331	$ 256,463
			$ 256,463
Food & Staples Retailing — 0.1%
US Foods, Inc., Term Loan, 6.84%, (1 mo. USD LIBOR + 2.00%), 9/13/26		1,435	$ 1,429,866
			$ 1,429,866
Food Products — 1.1%
8th Avenue Food & Provisions, Inc., Term Loan, 9.59%, (1 mo. USD LIBOR + 4.75%), 10/1/25		591	$ 527,837
Badger Buyer Corp., Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 9/30/24		378	309,960
CHG PPC Parent, LLC:
Term Loan, 6.405%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	2,117,486
Term Loan, 7.875%, (1 mo. USD LIBOR + 3.00%), 12/8/28		470	466,135
Del Monte Foods, Inc., Term Loan, 9.109%, (SOFR + 4.25%), 5/16/29		449	438,326
Froneri International, Ltd.:
Term Loan, 5.067%, (6 mo. EURIBOR + 2.125%), 1/29/27	EUR	1,275	1,317,403
Term Loan, 7.409%, (3 mo. USD LIBOR + 2.25%), 1/29/27		2,140	2,111,727
Monogram Food Solutions, LLC, Term Loan, 8.875%, (1 mo. USD LIBOR + 4.00%), 8/28/28		543	524,116
Nomad Foods Europe Midco Limited, Term Loan, 5.318%, (6 mo. EURIBOR + 2.50%), 6/24/28	EUR	3,000	3,242,314

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Food Products (continued)
Shearer's Foods, Inc., Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 9/23/27		390	$ 382,344
Sovos Brands Intermediate, Inc., Term Loan, 8.325%, (3 mo. USD LIBOR + 3.50%), 6/8/28		497	489,142
United Petfood Group B.V., Term Loan, 5.501%, (3 mo. EURIBOR + 3.00%), 4/23/28	EUR	750	774,739
Valeo F1 Company Limited (Ireland), Term Loan, 7.239%, (6 mo. EURIBOR + 4.00%), 9/29/28	EUR	1,000	908,269
			$ 13,609,798
Health Care Equipment & Supplies — 0.3%
Artivion, Inc., Term Loan, 8.66%, (SOFR + 3.50%), 6/1/27		521	$ 484,429
Bayou Intermediate II, LLC, Term Loan, 9.296%, (3 mo. USD LIBOR + 4.50%), 8/2/28		741	711,000
Journey Personal Care Corp., Term Loan, 9.409%, (3 mo. USD LIBOR + 4.25%), 3/1/28		1,529	1,191,499
Medline Borrower, L.P., Term Loan, 6.405%, (1 mo. EURIBOR + 3.50%), 10/23/28	EUR	1,000	1,055,218
			$ 3,442,146
Health Care Providers & Services — 2.9%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 8.938%, (3 mo. USD LIBOR + 3.75%), 9/7/28		1,062	$ 1,057,582
Biogroup-LCD, Term Loan, 5.602%, (3 mo. EURIBOR + 3.00%), 2/9/28	EUR	750	745,466
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.876%, (SOFR + 8.00%), 1/15/26		3,705	2,667,428
CCRR Parent, Inc., Term Loan, 8.60%, (1 mo. USD LIBOR + 3.75%), 3/6/28		515	504,572
Cerba Healthcare S.A.S., Term Loan, 6.155%, (1 mo. EURIBOR + 3.25%), 6/30/28	EUR	1,250	1,237,250
CHG Healthcare Services, Inc., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 9/29/28		1,084	1,073,935
CNT Holdings I Corp., Term Loan, 8.125%, (SOFR + 3.50%), 11/8/27		686	675,367
Covis Finco S.a.r.l., Term Loan, 11.548%, (SOFR + 6.50%), 2/18/27		903	516,681
Dedalus Finance GmbH, Term Loan, 5.782%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	500	476,276
Electron BidCo, Inc., Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 11/1/28		792	782,298
Elsan S.A.S., Term Loan, 6.103%, (3 mo. EURIBOR + 3.35%), 6/16/28	EUR	1,500	1,556,935
Ensemble RCM, LLC, Term Loan, 8.526%, (SOFR + 3.75%), 8/3/26		1,313	1,313,237
Envision Healthcare Corporation:
Term Loan, 12.923%, (SOFR + 7.875%), 3/31/27		1,023	895,464
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Envision Healthcare Corporation: (continued)
Term Loan - Second Lien, 9.148%, (SOFR + 4.25%), 3/31/27		7,224	$ 2,004,531
IVC Acquisition, Ltd., Term Loan, 7.703%, (SONIA + 4.50%), 2/13/26	GBP	1,000	1,149,304
LSCS Holdings, Inc., Term Loan, 9.34%, (1 mo. USD LIBOR + 4.50%), 12/16/28		716	687,300
Medical Solutions Holdings, Inc., Term Loan, 8.24%, (SOFR + 3.25%), 11/1/28		1,461	1,421,200
Mehilainen Yhtiot Oy, Term Loan, 6.54%, (3 mo. EURIBOR + 3.525%), 8/8/25	EUR	1,000	1,046,090
Midwest Physician Administrative Services, LLC, Term Loan, 8.409%, (3 mo. USD LIBOR + 3.25%), 3/12/28		466	438,007
National Mentor Holdings, Inc.:
Term Loan, 8.676%, (SOFR + 3.75%), 3/2/28(21)		2,041	1,575,671
Term Loan, 8.748%, (SOFR + 3.75%), 3/2/28		58	45,015
Option Care Health, Inc., Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 10/27/28		420	418,533
Pacific Dental Services, LLC, Term Loan, 8.279%, (1 mo. USD LIBOR + 3.50%), 5/5/28		491	488,333
Pediatric Associates Holding Company, LLC:
Term Loan, 7.36%, 12/29/28(23)		72	70,573
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 12/29/28		473	463,842
PetVet Care Centers, LLC, Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 2/14/25		148	143,550
Phoenix Guarantor, Inc.:
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 3/5/26		1,877	1,832,023
Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 3/5/26		1,297	1,265,940
Radiology Partners, Inc., Term Loan, 9.09%, (1 mo. USD LIBOR + 4.25%), 7/9/25		1,197	970,380
Radnet Management, Inc., Term Loan, 7.922%, (1 mo. USD LIBOR + 3.00%), 4/21/28		1,007	1,002,782
Ramsay Generale de Sante S.A., Term Loan, 5.443%, (3 mo. EURIBOR + 3.05%), 4/22/27	EUR	500	539,539
Select Medical Corporation, Term Loan, 7.35%, (1 mo. USD LIBOR + 2.50%), 3/6/25		2,968	2,962,087
Sound Inpatient Physicians, Term Loan, 7.825%, (3 mo. USD LIBOR + 3.00%), 6/27/25		476	376,833
Surgery Center Holdings, Inc., Term Loan, 8.46%, (1 mo. USD LIBOR + 3.75%), 8/31/26		943	938,202
Synlab Bondco PLC, Term Loan, 5.193%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	500	536,488
U.S. Anesthesia Partners, Inc., Term Loan, 8.912%, (1 mo. USD LIBOR + 4.25%), 10/1/28		1,501	1,449,431
			$ 35,328,145

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Technology — 0.6%
Bracket Intermediate Holding Corp., Term Loan, 9.038%, (3 mo. USD LIBOR + 4.25%), 9/5/25		907	$ 895,342
GHX Ultimate Parent Corporation, Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 6/28/24		921	917,056
Imprivata, Inc., Term Loan, 9.057%, (SOFR + 4.25%), 12/1/27		223	219,614
MedAssets Software Intermediate Holdings, Inc., Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 12/18/28		1,089	1,020,938
Navicure, Inc., Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 10/22/26		1,654	1,649,075
Project Ruby Ultimate Parent Corp., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 3/10/28		1,029	994,592
Verscend Holding Corp., Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 8/27/25		2,196	2,196,515
			$ 7,893,132
Hotels, Restaurants & Leisure — 1.9%
Bally's Corporation, Term Loan, 7.959%, (1 mo. USD LIBOR + 3.25%), 10/2/28		1,160	$ 1,111,289
Carnival Corporation:
Term Loan, 6.655%, (1 mo. EURIBOR + 3.75%), 6/30/25	EUR	1,474	1,578,039
Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 6/30/25		1,264	1,250,343
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 10/18/28		2,666	2,611,259
ClubCorp Holdings, Inc., Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 9/18/24		1,890	1,811,448
Dave & Buster's, Inc., Term Loan, 9.938%, (SOFR + 5.00%), 6/29/29		746	747,369
Fertitta Entertainment, LLC, Term Loan, 8.807%, (SOFR + 4.00%), 1/27/29		4,170	4,114,452
Four Seasons Hotels Limited, Term Loan, 8.157%, (SOFR + 3.25%), 11/30/29		1,019	1,020,192
GVC Holdings (Gibraltar) Limited, Term Loan, 5.942%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	1,804	1,956,167
Hilton Grand Vacations Borrower, LLC, Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 8/2/28		911	911,125
IRB Holding Corp., Term Loan, 7.83%, (SOFR + 3.00%), 12/15/27		298	292,936
Oravel Stays Singapore Pte, Ltd., Term Loan, 13.27%, (3 mo. USD LIBOR + 8.25%), 6/23/26		540	468,775
Playa Resorts Holding B.V., Term Loan, 8.993%, (SOFR + 4.25%), 1/5/29		1,322	1,315,699
Scientific Games Holdings, L.P., Term Loan, 6.172%, (3 mo. EURIBOR + 4.00%), 4/4/29	EUR	1,000	1,058,065
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.875%, (1 mo. USD LIBOR + 3.00%), 8/25/28		887	884,284
Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
SMG US Midco 2, Inc., Term Loan, 7.325%, (3 mo. USD LIBOR + 2.50%), 1/23/25		238	$ 235,934
Stars Group Holdings B.V. (The), Term Loan, 7.409%, (3 mo. USD LIBOR + 2.25%), 7/21/26		2,241	2,242,276
			$ 23,609,652
Household Durables — 1.5%
ACProducts, Inc., Term Loan, 9.409%, (3 mo. USD LIBOR + 4.25%), 5/17/28		1,744	$ 1,394,060
Libbey Glass, Inc., Term Loan, 13.461%, (SOFR + 8.50%), 8.711% cash, 4.75% PIK, 11/22/27		9,472	8,856,043
Serta Simmons Bedding, LLC:
Term Loan, 0.00%, 8/10/23(19)		2,430	2,387,180
Term Loan - Second Lien, 0.00%, 8/10/23(19)		8,032	4,620,951
Solis IV B.V., Term Loan, 6.67%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	1,000	1,004,970
			$ 18,263,204
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 11.023%, (SOFR + 6.00%), 12/22/26		395	$ 384,137
Nobel Bidco B.V., Term Loan, 5.942%, (6 mo. EURIBOR + 3.50%), 9/1/28	EUR	1,000	906,461
			$ 1,290,598
Industrial Conglomerates — 0.1%
Rain Carbon GmbH, Term Loan, 5.628%, (6 mo. EURIBOR + 2.75%), 1/16/25	EUR	1,025	$ 1,079,654
			$ 1,079,654
Insurance — 1.9%
Alliant Holdings Intermediate, LLC, Term Loan, 8.347%, (SOFR + 3.50%), 11/5/27		1,513	$ 1,498,196
AmWINS Group, Inc.:
Term Loan, 7.109%, (1 mo. USD LIBOR + 2.25%), 2/19/28		3,788	3,748,659
Term Loan, 7.657%, (SOFR + 2.75%), 2/19/28		673	664,265
AssuredPartners, Inc., Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 2/12/27		169	167,919
Financiere CEP S.A.S., Term Loan, 6.765%, (3 mo. EURIBOR + 3.75%), 6/18/27	EUR	750	792,532
Hub International Limited:
Term Loan, 7.818%, (3 mo. USD LIBOR + 3.00%), 4/25/25		4,953	4,944,837
Term Loan, 8.058%, (3 mo. USD LIBOR + 3.25%), 4/25/25		1,814	1,813,067

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Insurance (continued)
NFP Corp., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 2/15/27		3,091	$ 3,022,070
Ryan Specialty Group, LLC, Term Loan, 7.907%, (SOFR + 3.00%), 9/1/27		1,682	1,682,576
USI, Inc.:
Term Loan, 8.409%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,379	1,380,118
Term Loan, 8.648%, (SOFR + 3.75%), 11/22/29		3,072	3,068,223
			$ 22,782,462
Interactive Media & Services — 0.4%
Adevinta ASA:
Term Loan, 6.015%, (3 mo. EURIBOR + 3.00%), 6/26/28	EUR	1,456	$ 1,568,026
Term Loan, 7.909%, (3 mo. USD LIBOR + 2.75%), 6/26/28		295	293,276
Buzz Finco, LLC:
Term Loan, 7.609%, (1 mo. USD LIBOR + 2.75%), 1/29/27		558	554,961
Term Loan, 8.109%, (1 mo. USD LIBOR + 3.25%), 1/29/27		60	60,239
Foundational Education Group, Inc., Term Loan, 8.91%, (SOFR + 3.75%), 8/31/28		543	491,528
Getty Images, Inc., Term Loan, 9.493%, (SOFR + 4.50%), 2/19/26(21)		724	724,911
Match Group, Inc., Term Loan, 6.713%, (3 mo. USD LIBOR + 1.75%), 2/13/27		675	672,047
			$ 4,364,988
IT Services — 1.7%
Asurion, LLC:
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,089	$ 2,880,399
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 7/31/27		1,088	1,000,776
Term Loan, 8.907%, (SOFR + 4.00%), 8/19/28		1,010	931,047
Term Loan - Second Lien, 10.09%, (1 mo. USD LIBOR + 5.25%), 1/31/28		1,350	1,131,891
Cyxtera DC Holdings, Inc., Term Loan, 7.82%, (3 mo. USD LIBOR + 3.00%), 5/1/24		895	731,074
Endure Digital, Inc., Term Loan, 8.219%, (1 mo. USD LIBOR + 3.50%), 2/10/28		2,751	2,565,308
Gainwell Acquisition Corp., Term Loan, 8.998%, (SOFR + 4.00%), 10/1/27		3,080	2,935,608
Indy US Bidco, LLC, Term Loan, 6.655%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	735	681,180
Informatica, LLC, Term Loan, 7.625%, (1 mo. USD LIBOR + 2.75%), 10/27/28		2,648	2,633,904
Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
NAB Holdings, LLC, Term Loan, 8.048%, (SOFR + 3.00%), 11/23/28		1,111	$ 1,094,620
Rackspace Technology Global, Inc., Term Loan, 7.595%, (3 mo. USD LIBOR + 2.75%), 2/15/28		1,323	714,420
Sedgwick Claims Management Services, Inc., Term Loan, 8.557%, (SOFR + 3.75%), 2/17/28		1,224	1,211,250
Skopima Merger Sub, Inc., Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 5/12/28		1,478	1,381,463
team.blue Finco S.a.r.l., Term Loan, 6.715%, (3 mo. EURIBOR + 3.70%), 3/30/28	EUR	1,000	1,034,794
			$ 20,927,734
Leisure Products — 0.2%
Accell Group N.V., Term Loan, 7.527%, (6 mo. EURIBOR + 4.50%), 6/14/29	EUR	500	$ 508,133
Amer Sports Oyj, Term Loan, 6.992%, (3 mo. EURIBOR + 4.50%), 3/30/26	EUR	1,550	1,642,943
Fender Musical Instruments Corporation, Term Loan, 8.843%, (SOFR + 4.00%), 12/1/28		321	293,087
Topgolf Callaway Brands Corp., Term Loan, 8.26%, (SOFR + 3.50%), 3/15/30		525	522,594
			$ 2,966,757
Life Sciences Tools & Services — 0.5%
Avantor Funding, Inc., Term Loan, 5.402%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	983	$ 1,059,749
Catalent Pharma Solutions, Inc., Term Loan, 6.813%, (1 mo. USD LIBOR + 2.00%), 2/22/28		818	813,052
Curia Global, Inc., Term Loan, 8.526%, (SOFR + 3.75%), 8/30/26		244	209,876
IQVIA, Inc., Term Loan, 6.59%, (1 mo. USD LIBOR + 1.75%), 1/17/25		1,363	1,363,956
LGC Group Holdings, Ltd., Term Loan, 5.655%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	1,000	1,022,819
Loire Finco Luxembourg S.a.r.l., Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 4/21/27		340	329,428
Packaging Coordinators Midco, Inc., Term Loan, 8.659%, (3 mo. USD LIBOR + 3.50%), 11/30/27		1,349	1,322,214
			$ 6,121,094
Machinery — 2.5%
AI Alpine AT Bidco GmbH, Term Loan, 4.731%, (6 mo. EURIBOR + 3.00%), 10/31/25	EUR	750	$ 783,213
Albion Financing 3 S.a.r.l.:
Term Loan, 10.065%, (3 mo. USD LIBOR + 5.25%), 8/17/26		1,531	1,486,620
Term Loan, 10.347%, (SOFR + 5.50%), 8/17/26		300	294,000

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Alliance Laundry Systems, LLC, Term Loan, 8.306%, (3 mo. USD LIBOR + 3.50%), 10/8/27		1,063	$ 1,056,596
American Trailer World Corp., Term Loan, 8.657%, (SOFR + 3.75%), 3/3/28		612	533,162
Apex Tool Group, LLC, Term Loan, 10.093%, (SOFR + 5.25%), 2/8/29		3,337	2,955,030
Conair Holdings, LLC, Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 5/17/28		1,527	1,354,991
CPM Holdings, Inc., Term Loan, 8.162%, (1 mo. USD LIBOR + 3.50%), 11/17/25		311	310,796
Delachaux Group S.A., Term Loan, 9.325%, (3 mo. USD LIBOR + 4.50%), 4/16/26		444	426,360
Engineered Machinery Holdings, Inc.:
Term Loan, 6.765%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	985	1,033,515
Term Loan, 8.659%, (3 mo. USD LIBOR + 3.50%), 5/19/28		2,336	2,309,178
Filtration Group Corporation:
Term Loan, 6.405%, (1 mo. EURIBOR + 3.50%), 3/29/25	EUR	1,347	1,453,222
Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 10/21/28		739	729,977
Gates Global, LLC, Term Loan, 7.407%, (SOFR + 2.50%), 3/31/27		3,929	3,915,263
Icebox Holdco III, Inc., Term Loan, 8.659%, (3 mo. USD LIBOR + 3.50%), 12/22/28		842	804,328
Illuminate Buyer, LLC, Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 6/30/27		744	731,391
Penn Engineering & Manufacturing Corp., Term Loan, 5.155%, (1 mo. EURIBOR + 2.25%), 6/27/24	EUR	1,131	1,213,777
Roper Industrial Products Investment Company, LLC:
Term Loan, 8.015%, (3 mo. EURIBOR + 5.25%), 11/22/29	EUR	500	516,832
Term Loan, 9.398%, (SOFR + 4.50%), 11/22/29		600	596,400
SPX Flow, Inc., Term Loan, 9.407%, (SOFR + 4.50%), 4/5/29		1,176	1,127,881
Titan Acquisition Limited, Term Loan, 8.151%, (6 mo. USD LIBOR + 3.00%), 3/28/25		3,016	2,868,573
TK Elevator Topco GmbH, Term Loan, 6.567%, (6 mo. EURIBOR + 3.625%), 7/30/27	EUR	1,000	1,047,446
Vertical US Newco, Inc., Term Loan, 8.602%, (6 mo. USD LIBOR + 3.50%), 7/30/27		1,198	1,169,908
Zephyr German BidCo GmbH, Term Loan, 6.645%, (3 mo. EURIBOR + 3.60%), 3/10/28	EUR	1,500	1,508,810
			$ 30,227,269
Media — 1.2%
Axel Springer SE, Term Loan, 7.50%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	1,000	$ 1,060,551
Borrower/Description	Principal Amount* (000's omitted)	Value
Media (continued)
Diamond Sports Group, LLC:
Term Loan, 13.064%, (SOFR + 8.10%), 5/25/26	506	$ 474,808
Term Loan - Second Lien, 8.025%, (SOFR + 3.25%), 8/24/26	3,000	200,247
Gray Television, Inc.:
Term Loan, 7.358%, (SOFR + 2.50%), 1/2/26	637	628,470
Term Loan, 7.662%, (1 mo. USD LIBOR + 3.00%), 12/1/28	938	913,304
Hubbard Radio, LLC, Term Loan, 9.10%, (1 mo. USD LIBOR + 4.25%), 3/28/25	635	557,332
iHeartCommunications, Inc., Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 5/1/26	444	394,296
Magnite, Inc., Term Loan, 9.909%, (USD LIBOR + 5.00%), 4/28/28(21)	639	612,282
MJH Healthcare Holdings, LLC, Term Loan, 8.407%, (SOFR + 3.50%), 1/28/29	272	266,465
Nexstar Broadcasting, Inc., Term Loan, 7.34%, (1 mo. USD LIBOR + 2.50%), 9/18/26	267	266,731
Recorded Books, Inc., Term Loan, 8.792%, (SOFR + 4.00%), 8/29/25	1,660	1,656,080
Sinclair Television Group, Inc.:
Term Loan, 7.35%, (1 mo. USD LIBOR + 2.50%), 9/30/26	627	577,070
Term Loan, 7.85%, (1 mo. USD LIBOR + 3.00%), 4/1/28	405	367,901
Univision Communications, Inc., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 3/15/26	6,803	6,780,985
		$ 14,756,522
Metals/Mining — 0.2%
American Consolidated Natural Resources, Inc., Term Loan, 20.822%, (1 mo. USD LIBOR + 16.00%), 17.822% cash, 3.00% PIK,, 9/16/25	45	$ 44,997
Dynacast International, LLC:
Term Loan, 9.458%, (3 mo. USD LIBOR + 4.50%), 7/22/25	1,048	958,633
Term Loan, 13.958%, (3 mo. USD LIBOR + 9.00%), 10/22/25	404	305,315
WireCo WorldGroup, Inc., Term Loan, 9.063%, (1 mo. USD LIBOR + 4.25%), 11/13/28	467	463,426
Zekelman Industries, Inc., Term Loan, 7.018%, (3 mo. USD LIBOR + 2.00%), 1/24/27	1,104	1,093,896
		$ 2,866,267
Oil, Gas & Consumable Fuels — 0.7%
Buckeye Partners, L.P., Term Loan, 7.09%, (1 mo. USD LIBOR + 2.25%), 11/1/26	2,685	$ 2,683,433

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Oil, Gas & Consumable Fuels (continued)
Centurion Pipeline Company, LLC:
Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 9/28/25		222	$ 222,604
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 9/29/25		266	266,561
Freeport LNG Investments, LLP, Term Loan, 8.308%, (3 mo. USD LIBOR + 3.50%), 12/21/28		663	643,859
Matador Bidco S.a.r.l., Term Loan, 9.407%, (1 mo. USD LIBOR + 4.50%), 10/15/26		1,695	1,686,060
Oryx Midstream Services Permian Basin, LLC, Term Loan, 8.063%, (SOFR + 3.25%), 10/5/28		1,031	1,016,448
Oxbow Carbon, LLC, Term Loan, 9.409%, (3 mo. USD LIBOR + 4.25%), 10/17/25		306	306,378
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 12.84%, (1 mo. USD LIBOR + 8.00%), 8/27/26		782	779,856
UGI Energy Services, LLC, Term Loan, 8.157%, (SOFR + 3.25%), 2/22/30		1,484	1,470,675
			$ 9,075,874
Personal Products — 0.2%
HLF Financing S.a.r.l., Term Loan, 7.34%, (1 mo. USD LIBOR + 2.50%), 8/18/25		963	$ 955,522
Rainbow Finco S.a.r.l., Term Loan, 6.697%, (6 mo. EURIBOR + 3.50%), 2/23/29	EUR	1,000	1,030,275
Sunshine Luxembourg VII S.a.r.l., Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 10/1/26		196	194,372
			$ 2,180,169
Pharmaceuticals — 1.3%
Aenova Holding GmbH, Term Loan, 7.332%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	1,000	$ 1,017,622
AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 6.155%, (1 mo. EURIBOR + 3.25%), 9/29/25	EUR	1,000	1,054,676
Akorn, Inc., Term Loan, 12.254%, (3 mo. USD LIBOR + 7.50%), 10/1/25		180	44,975
Amneal Pharmaceuticals, LLC, Term Loan, 8.375%, (1 mo. USD LIBOR + 3.50%), 5/4/25		1,781	1,696,073
Bausch Health Companies, Inc., Term Loan, 10.093%, (SOFR + 5.25%), 2/1/27		3,017	2,257,482
Horizon Therapeutics USA, Inc.:
Term Loan, 6.563%, (1 mo. USD LIBOR + 1.75%), 3/15/28		1,911	1,909,123
Term Loan, 6.813%, (1 mo. USD LIBOR + 2.00%), 5/22/26		654	653,687
Jazz Financing Lux S.a.r.l., Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 5/5/28		1,439	1,435,557
Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Mallinckrodt International Finance S.A.:
Term Loan, 9.978%, (1 mo. USD LIBOR + 5.25%), 9/30/27		3,318	$ 2,429,926
Term Loan, 10.228%, (1 mo. USD LIBOR + 5.50%), 9/30/27		1,902	1,387,921
PharmaZell GmbH, Term Loan, 7.015%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,000	1,059,195
Recipharm AB, Term Loan, 5.882%, (3 mo. EURIBOR + 3.20%), 2/17/28	EUR	1,000	1,013,747
			$ 15,959,984
Professional Services — 1.6%
AlixPartners, LLP:
Term Loan, 6.24%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	980	$ 1,039,340
Term Loan, 7.609%, (1 mo. USD LIBOR + 2.75%), 2/4/28		1,397	1,393,632
APFS Staffing Holdings, Inc., Term Loan, 8.705%, (SOFR + 4.00%), 12/29/28(21)		272	269,527
Apleona Holding GmbH, Term Loan, 5.692%, (3 mo. EURIBOR + 3.20%), 4/28/28	EUR	1,000	1,037,731
Camelot U.S. Acquisition, LLC:
Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 10/30/26		1,526	1,521,995
Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 10/30/26		896	894,870
CoreLogic, Inc., Term Loan, 8.375%, (1 mo. USD LIBOR + 3.50%), 6/2/28		3,881	3,320,744
Corporation Service Company, Term Loan, 8.157%, (SOFR + 3.25%), 11/2/29		335	334,915
Deerfield Dakota Holding, LLC, Term Loan, 8.557%, (SOFR + 3.75%), 4/9/27		2,069	2,008,809
Employbridge Holding Company, Term Loan, 9.497%, (3 mo. USD LIBOR + 4.75%), 7/19/28		2,338	1,954,019
First Advantage Holdings, LLC, Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 1/31/27		606	603,993
Neptune Bidco U.S., Inc., Term Loan, 9.735%, (SOFR + 5.00%), 4/11/29		1,900	1,691,000
Rockwood Service Corporation, Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 1/23/27		596	594,294
Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 5.107%, (6 mo. EURIBOR + 2.375%), 7/15/25	EUR	826	875,723
Trans Union, LLC, Term Loan, 7.09%, (1 mo. USD LIBOR + 2.25%), 12/1/28		1,578	1,570,731
Vaco Holdings, LLC, Term Loan, 10.048%, (SOFR + 5.00%), 1/21/29		272	268,621
			$ 19,379,944

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Real Estate Management & Development — 0.4%
Cushman & Wakefield U.S. Borrower, LLC:
Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 8/21/25		2,382	$ 2,319,453
Term Loan, 8.157%, (SOFR + 3.25%), 1/31/30		3,005	2,929,412
			$ 5,248,865
Road & Rail — 0.6%
Grab Holdings, Inc., Term Loan, 9.35%, (1 mo. USD LIBOR + 4.50%), 1/29/26		966	$ 967,120
Hertz Corporation (The):
Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 6/30/28		198	197,394
Term Loan, 8.10%, (1 mo. USD LIBOR + 3.25%), 6/30/28		1,033	1,029,068
Kenan Advantage Group, Inc., Term Loan, 8.59%, (1 mo. USD LIBOR + 3.75%), 3/24/26		2,199	2,184,804
Uber Technologies, Inc., Term Loan, 7.87%, (SOFR + 2.75%), 2/28/30		2,408	2,406,116
			$ 6,784,502
Semiconductors & Semiconductor Equipment — 0.3%
Altar Bidco, Inc., Term Loan, 6.608%, (SOFR + 3.10%), 2/1/29		1,265	$ 1,210,469
Bright Bidco B.V., Term Loan, 13.676%, (SOFR + 9.00%), 5.676% cash, 8.00% PIK, 10/31/27		333	295,595
MACOM Technology Solutions Holdings, Inc., Term Loan, 7.09%, (1 mo. USD LIBOR + 2.25%), 5/17/24		264	262,724
MaxLinear, Inc., Term Loan, 7.09%, (1 mo. USD LIBOR + 2.25%), 6/23/28		286	284,286
MKS Instruments, Inc., Term Loan, 5.822%, (1 mo. EURIBOR + 3.00%), 8/17/29	EUR	995	1,064,915
Synaptics Incorporated, Term Loan, 7.399%, (6 mo. USD LIBOR + 2.25%), 12/2/28		394	391,599
Ultra Clean Holdings, Inc., Term Loan, 8.59%, (1 mo. USD LIBOR + 3.75%), 8/27/25		579	580,142
			$ 4,089,730
Software — 6.5%
Applied Systems, Inc., Term Loan, 9.398%, (SOFR + 4.50%), 9/18/26		4,493	$ 4,492,113
AppLovin Corporation, Term Loan, 8.157%, (SOFR + 3.35%), 8/15/25		1,587	1,580,361
Aptean, Inc.:
Term Loan, 9.157%, (SOFR + 4.25%), 4/23/26		820	786,600
Term Loan - Second Lien, 11.807%, (1 mo. USD LIBOR + 7.00%), 4/23/27		1,450	1,353,937
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Astra Acquisition Corp.:
Term Loan, 10.09%, (1 mo. USD LIBOR + 5.25%), 10/25/28		1,069	$ 921,697
Term Loan - Second Lien, 13.734%, (1 mo. USD LIBOR + 8.875%), 10/25/29		1,650	1,369,171
Banff Merger Sub, Inc.:
Term Loan, 6.905%, (1 mo. EURIBOR + 4.00%), 10/2/25	EUR	485	512,203
Term Loan, 8.59%, (1 mo. USD LIBOR + 3.75%), 10/2/25		2,697	2,665,214
Term Loan - Second Lien, 10.34%, (1 mo. USD LIBOR + 5.50%), 2/27/26		900	875,089
CDK Global, Inc., Term Loan, 9.148%, (SOFR + 4.25%), 7/6/29		2,269	2,266,678
CentralSquare Technologies, LLC, Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 8/29/25		862	760,064
Ceridian HCM Holding, Inc., Term Loan, 7.34%, (1 mo. USD LIBOR + 2.50%), 4/30/25		1,480	1,478,092
Cloudera, Inc.:
Term Loan, 8.657%, (SOFR + 3.75%), 10/8/28		2,772	2,619,540
Term Loan - Second Lien, 10.907%, (SOFR + 6.00%), 10/8/29		775	689,750
Constant Contact, Inc., Term Loan, 8.806%, (3 mo. USD LIBOR + 4.00%), 2/10/28		1,726	1,634,533
Cornerstone OnDemand, Inc., Term Loan, 8.59%, (1 mo. USD LIBOR + 3.75%), 10/16/28		1,337	1,237,933
Delta TopCo, Inc.:
Term Loan, 8.656%, (SOFR + 3.75%), 12/1/27		1,376	1,278,641
Term Loan - Second Lien, 12.156%, (SOFR + 7.25%), 12/1/28		1,950	1,675,376
ECI Macola Max Holding, LLC, Term Loan, 8.909%, (3 mo. USD LIBOR + 3.75%), 11/9/27		1,272	1,255,957
Epicor Software Corporation, Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 7/30/27		774	762,563
Finastra USA, Inc., Term Loan, 8.325%, (3 mo. USD LIBOR + 3.50%), 6/13/24		2,950	2,776,167
Fiserv Investment Solutions, Inc., Term Loan, 8.756%, (1 mo. USD LIBOR + 4.00%), 2/18/27		511	490,140
GoTo Group, Inc., Term Loan, 9.59%, (1 mo. USD LIBOR + 4.75%), 8/31/27		1,784	1,032,773
Greeneden U.S. Holdings II, LLC:
Term Loan, 6.742%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	735	786,396
Term Loan, 8.84%, (1 mo. USD LIBOR + 4.00%), 12/1/27		809	799,404
Hyland Software, Inc., Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 7/1/24		7,569	7,480,532

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
IGT Holding IV AB, Term Loan, 6.415%, (3 mo. EURIBOR + 3.40%), 3/31/28	EUR	1,000	$ 1,047,446
Ivanti Software, Inc., Term Loan, 9.212%, (3 mo. USD LIBOR + 4.25%), 12/1/27		1,453	1,192,900
Magenta Buyer, LLC:
Term Loan, 9.58%, (3 mo. USD LIBOR + 4.75%), 7/27/28		3,851	3,177,281
Term Loan - Second Lien, 13.08%, (3 mo. USD LIBOR + 8.25%), 7/27/29		1,050	794,500
Marcel LUX IV S.a.r.l.:
Term Loan, 5.72%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	1,500	1,591,418
Term Loan, 8.932%, (SOFR + 4.00%), 12/31/27		95	94,787
McAfee, LLC:
Term Loan, 6.492%, (3 mo. EURIBOR + 4.00%), 3/1/29	EUR	992	1,019,280
Term Loan, 8.515%, (SOFR + 3.75%), 3/1/29		2,779	2,627,314
Mediaocean, LLC, Term Loan, 8.407%, (SOFR + 3.50%), 12/15/28		619	586,111
MH Sub I, LLC, Term Loan, 8.59%, (1 mo. USD LIBOR + 3.75%), 9/13/24		394	388,226
Open Text Corporation, Term Loan, 8.157%, (SOFR + 3.25%), 1/31/30		1,372	1,369,420
Panther Commercial Holdings, L.P., Term Loan, 9.075%, (3 mo. USD LIBOR + 4.25%), 1/7/28		885	826,358
Polaris Newco, LLC:
Term Loan, 6.492%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	985	944,718
Term Loan, 9.159%, (3 mo. USD LIBOR + 4.00%), 6/2/28		2,808	2,568,190
Proofpoint, Inc., Term Loan, 8.09%, (1 mo. USD LIBOR + 3.25%), 8/31/28		2,469	2,418,217
RealPage, Inc., Term Loan, 7.84%, (1 mo. USD LIBOR + 3.00%), 4/24/28		2,832	2,753,211
SolarWinds Holdings, Inc., Term Loan, 8.807%, (SOFR + 4.00%), 2/5/27		1,700	1,697,345
Sophia, L.P., Term Loan, 8.659%, (3 mo. USD LIBOR + 3.50%), 10/7/27		391	386,255
SurveyMonkey, Inc., Term Loan, 8.672%, (1 mo. USD LIBOR + 3.75%), 10/10/25		617	615,458
Turing Midco, LLC, Term Loan, 7.34%, (1 mo. USD LIBOR + 2.50%), 3/24/28		168	168,098
Ultimate Software Group, Inc. (The):
Term Loan, 8.032%, (3 mo. USD LIBOR + 3.25%), 5/4/26		3,862	3,767,907
Term Loan, 8.575%, (3 mo. USD LIBOR + 3.75%), 5/4/26		1,665	1,638,467
Veritas US, Inc.:
Term Loan, 7.765%, (3 mo. EURIBOR + 4.75%), 9/1/25	EUR	975	810,647
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Veritas US, Inc.: (continued)
Term Loan, 9.84%, (1 mo. USD LIBOR + 5.00%), 9/1/25		2,413	$ 1,840,114
Vision Solutions, Inc., Term Loan, 8.818%, (3 mo. USD LIBOR + 4.00%), 4/24/28		420	371,674
VS Buyer, LLC, Term Loan, 7.70%, (3 mo. USD LIBOR + 3.00%), 2/28/27		1,067	1,058,553
			$ 79,334,819
Specialty Retail — 1.3%
Belron Finance US, LLC, Term Loan, 7.30%, (3 mo. USD LIBOR + 2.425%), 4/13/28		833	$ 833,000
Belron Luxembourg S.a.r.l., Term Loan, 5.045%, (3 mo. EURIBOR + 2.50%), 4/13/28	EUR	500	534,794
Boels Topholding B.V., Term Loan, 5.901%, (EURIBOR + 3.25%), 2/6/27(21)	EUR	1,000	1,064,166
David's Bridal, Inc.:
Term Loan, 10.83%, (1 mo. USD LIBOR + 6.00%), 12/31/24(11)		704	0
Term Loan, 14.82%, (3 mo. USD LIBOR + 10.00%), 9.82% cash, 5.00% PIK, 6/23/23(11)		581	170,183
Etraveli Holding AB, Term Loan, 7.015%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	937	1,005,106
Great Outdoors Group, LLC, Term Loan, 8.59%, (1 mo. USD LIBOR + 3.75%), 3/6/28		2,395	2,369,204
Harbor Freight Tools USA, Inc., Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 10/19/27		1,869	1,819,452
Hoya Midco, LLC, Term Loan, 7.926%, (SOFR + 3.25%), 2/3/29		988	980,702
Les Schwab Tire Centers, Term Loan, 8.064%, (3 mo. USD LIBOR + 3.25%), 11/2/27		2,888	2,869,772
Mattress Firm, Inc., Term Loan, 9.39%, (3 mo. USD LIBOR + 4.25%), 9/25/28		1,187	1,113,391
PetSmart, Inc., Term Loan, 8.657%, (SOFR + 3.75%), 2/11/28		2,394	2,378,609
Speedster Bidco GmbH, Term Loan, 6.54%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	1,000	1,022,141
			$ 16,160,520
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corporation, Term Loan, 7.33%, (3 mo. USD LIBOR + 2.50%), 8/28/26		911	$ 900,597
			$ 900,597
Trading Companies & Distributors — 1.2%
American Builders & Contractors Supply Co., Inc., Term Loan, 6.907%, (SOFR + 2.00%), 1/15/27		2,364	$ 2,357,415

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors (continued)
Electro Rent Corporation, Term Loan, 10.271%, (SOFR + 5.50%), 11/1/24		1,794	$ 1,764,427
Hillman Group, Inc. (The):
Term Loan, 3.132%, 7/14/28(23)		72	71,196
Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 7/14/28		295	293,137
Patagonia Bidco Limited, Term Loan, 8.678%, (SONIA + 5.25%), 10/28/28	GBP	1,000	1,099,445
PEARLS (Netherlands) Bidco B.V., Term Loan, 5.992%, (3 mo. EURIBOR + 3.50%), 2/26/29	EUR	1,000	1,042,476
Quimper AB, Term Loan, 5.057%, (3 mo. EURIBOR + 2.925%), 2/16/26	EUR	1,875	1,949,558
Spin Holdco, Inc., Term Loan, 8.986%, (3 mo. USD LIBOR + 4.00%), 3/4/28		3,822	3,227,201
SRS Distribution, Inc.:
Term Loan, 8.157%, (SOFR + 3.25%), 6/2/28		371	360,113
Term Loan, 8.34%, (1 mo. USD LIBOR + 3.50%), 6/2/28		985	951,756
White Cap Buyer, LLC, Term Loan, 8.557%, (SOFR + 3.75%), 10/19/27		2,053	2,031,842
			$ 15,148,566
Transportation Infrastructure — 0.1%
Brown Group Holding, LLC:
Term Loan, 7.407%, (SOFR + 2.50%), 6/7/28		221	$ 219,672
Term Loan, 8.462%, (SOFR + 3.75%), 7/2/29(21)		249	249,217
KKR Apple Bidco, LLC, Term Loan, 7.59%, (1 mo. USD LIBOR + 2.75%), 9/23/28		173	171,327
			$ 640,216
Wireless Telecommunication Services — 0.4%
Digicel International Finance Limited, Term Loan, 8.081%, (1 mo. USD LIBOR + 3.25%), 5/28/24		4,800	$ 4,325,902
			$ 4,325,902
Total Senior Floating-Rate Loans (identified cost $616,724,767)			$ 569,269,378

Sovereign Government Bonds — 3.7%
Security	Principal Amount* (000's omitted)		Value
Albania — 0.0%(10)
Albania Government International Bond, 3.50%, 10/9/25(14)	EUR	101	$ 103,436
			$ 103,436
Security	Principal Amount* (000's omitted)		Value
Argentina — 0.1%
Province of Salta Argentina, 8.50%, 12/1/27(14)		81	$ 66,622
Provincia de Cordoba, 6.875%, 12/10/25(14)		320	272,825
Republic of Argentina, 3.875% to 7/9/23, 1/9/38(3)		965	304,165
			$ 643,612
Armenia — 0.0%(10)
Republic of Armenia, 3.95%, 9/26/29(14)		200	$ 164,237
			$ 164,237
Azerbaijan — 0.0%(10)
Republic of Azerbaijan, 3.50%, 9/1/32(14)		389	$ 332,638
			$ 332,638
Bahrain — 0.1%
Kingdom of Bahrain:
5.625%, 5/18/34(14)		200	$ 175,338
6.75%, 9/20/29(14)		300	298,640
7.375%, 5/14/30(14)		590	611,223
			$ 1,085,201
Barbados — 0.1%
Government of Barbados, 6.50%, 10/1/29(1)		949	$ 886,095
			$ 886,095
Benin — 0.1%
Benin Government International Bond:
4.875%, 1/19/32(14)	EUR	300	$ 246,355
4.95%, 1/22/35(14)	EUR	200	149,757
6.875%, 1/19/52(14)	EUR	1,022	771,229
			$ 1,167,341
Brazil — 0.2%
Federative Republic of Brazil:
3.875%, 6/12/30		371	$ 333,091
4.625%, 1/13/28		1,850	1,812,793
5.00%, 1/27/45		600	473,007
			$ 2,618,891
Chile — 0.1%
Chile Government International Bond:
2.45%, 1/31/31		465	$ 401,917
3.24%, 2/6/28		260	248,437
3.50%, 1/25/50		845	634,624
			$ 1,284,978

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Croatia — 0.0%(10)
Croatia Government International Bond, 1.75%, 3/4/41(14)	EUR	212	$ 160,434
			$ 160,434
Dominican Republic — 0.1%
Dominican Republic:
4.50%, 1/30/30(14)		430	$ 375,490
6.40%, 6/5/49(14)		150	125,696
6.85%, 1/27/45(14)		300	268,901
7.45%, 4/30/44(14)		300	289,448
			$ 1,059,535
Ecuador — 0.1%
Republic of Ecuador, 1.50% to 7/31/23, 7/31/40(3)(14)		2,958	$ 632,795
			$ 632,795
Egypt — 0.1%
Arab Republic of Egypt:
5.80%, 9/30/27(14)		427	$ 300,572
8.15%, 11/20/59(14)		1,071	599,439
8.50%, 1/31/47(14)		601	350,502
8.70%, 3/1/49(14)		452	265,675
8.875%, 5/29/50(14)		355	210,412
			$ 1,726,600
El Salvador — 0.0%(10)
Republic of El Salvador:
5.875%, 1/30/25(14)		61	$ 47,580
6.375%, 1/18/27(14)		331	186,622
7.125%, 1/20/50(14)		150	69,421
			$ 303,623
Ethiopia — 0.1%
Ethiopia Government International Bond, 6.625%, 12/11/24(14)		970	$ 683,797
			$ 683,797
Gabon — 0.0%(10)
Gabon Government International Bond, 6.625%, 2/6/31(14)		474	$ 362,823
			$ 362,823
Security	Principal Amount* (000's omitted)		Value
Ghana — 0.0%(10)
Ghana Government International Bond, 8.627%, 6/16/49(14)		740	$ 249,287
			$ 249,287
Guatemala — 0.0%(10)
Guatemala Government International Bond, 5.375%, 4/24/32(14)		338	$ 329,114
			$ 329,114
Honduras — 0.1%
Honduras Government International Bond:
5.625%, 6/24/30(14)		601	$ 476,945
6.25%, 1/19/27(14)		407	364,130
			$ 841,075
Hungary — 0.1%
Hungary Government International Bond:
2.125%, 9/22/31(14)		815	$ 627,887
6.25%, 9/22/32(1)		400	408,742
			$ 1,036,629
India — 0.1%
Export-Import Bank of India:
2.25%, 1/13/31(14)		992	$ 796,413
5.50%, 1/18/33(1)		230	230,081
			$ 1,026,494
Indonesia — 0.2%
Indonesia Government International Bond:
3.55%, 3/31/32		1,813	$ 1,666,761
4.65%, 9/20/32		455	454,060
			$ 2,120,821
Iraq — 0.1%
Republic of Iraq, 5.80%, 1/15/28(14)		1,309	$ 1,223,560
			$ 1,223,560
Ivory Coast — 0.0%(10)
Ivory Coast Government International Bond, 5.25%, 3/22/30(14)	EUR	257	$ 229,317
			$ 229,317

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)	Value
Jordan — 0.1%
Kingdom of Jordan:
5.85%, 7/7/30(14)	300	$ 268,077
7.375%, 10/10/47(14)	438	371,202
		$ 639,279
Kazakhstan — 0.0%(10)
Kazakhstan Government International Bond, 6.50%, 7/21/45(14)	500	$ 522,475
		$ 522,475
Kenya — 0.0%(10)
Republic of Kenya, 7.25%, 2/28/28(14)	480	$ 394,831
		$ 394,831
Kuwait — 0.0%(10)
Kuwait International Government Bond, 3.50%, 3/20/27(14)	247	$ 242,388
		$ 242,388
Lebanon — 0.0%(10)
Lebanese Republic:
5.80%, 4/14/20(14)(19)	57	$ 3,748
6.00%, 1/27/23(14)(19)	253	16,129
6.10%, 10/4/22(14)(19)	972	63,909
6.15%, 6/19/20(19)	75	4,838
6.20%, 2/26/25(14)(19)	80	5,301
6.25%, 5/27/22(19)	130	8,483
6.25%, 11/4/24(14)(19)	16	1,069
6.25%, 6/12/25(14)(19)	287	19,085
6.375%, 3/9/20(19)	1,110	74,231
6.40%, 5/26/23(19)	13	843
6.65%, 4/22/24(14)(19)	567	37,776
6.65%, 11/3/28(14)(19)	207	13,662
6.75%, 11/29/27(14)(19)	4	264
6.85%, 5/25/29(19)	5	331
7.00%, 3/20/28(14)(19)	506	33,333
7.05%, 11/2/35(14)(19)	86	5,676
7.15%, 11/20/31(14)(19)	451	29,725
8.20%, 5/17/33(19)	156	10,116
8.25%, 4/12/21(14)(19)	402	25,627
8.25%, 5/17/34(19)	129	8,402
		$ 362,548
Security	Principal Amount* (000's omitted)		Value
Macedonia — 0.2%
North Macedonia Government International Bond:
1.625%, 3/10/28(14)	EUR	802	$ 691,656
3.675%, 6/3/26(14)	EUR	136	136,038
6.96%, 3/13/27(14)	EUR	884	964,541
			$ 1,792,235
Mexico — 0.0%(10)
Mexico Government International Bond, 5.00%, 4/27/51		370	$ 318,363
			$ 318,363
Morocco — 0.0%(10)
Morocco Government International Bond, 3.00%, 12/15/32(14)		365	$ 295,178
			$ 295,178
Mozambique — 0.0%(10)
Mozambique Government International Bond, 5.00% to 9/15/23, 9/15/31(3)(14)		416	$ 300,706
			$ 300,706
Oman — 0.1%
Oman Government International Bond:
6.25%, 1/25/31(14)		683	$ 696,655
6.75%, 1/17/48(14)		230	218,062
7.375%, 10/28/32(14)		457	499,755
			$ 1,414,472
Pakistan — 0.0%(10)
Islamic Republic of Pakistan:
7.375%, 4/8/31(14)		208	$ 74,880
8.875%, 4/8/51(14)		222	77,028
			$ 151,908
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36		1,100	$ 1,166,911
			$ 1,166,911
Paraguay — 0.1%
Republic of Paraguay, 4.95%, 4/28/31(14)		577	$ 561,052
			$ 561,052

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount* (000's omitted)		Value
Peru — 0.1%
Peruvian Government International Bond:
2.783%, 1/23/31		926	$ 792,673
3.30%, 3/11/41		447	336,341
			$ 1,129,014
Romania — 0.2%
Romania Government International Bond:
3.375%, 1/28/50(14)	EUR	518	$ 340,962
4.625%, 4/3/49(14)	EUR	1,115	900,973
5.00%, 9/27/26(14)	EUR	768	833,305
6.625%, 9/27/29(14)	EUR	650	721,801
			$ 2,797,041
Serbia — 0.1%
Serbia Government International Bond, 2.125%, 12/1/30(14)		1,536	$ 1,169,441
			$ 1,169,441
Sri Lanka — 0.2%
Sri Lanka Government International Bond:
5.75%, 4/18/23(14)(19)		858	$ 308,944
6.20%, 5/11/27(14)(19)		400	144,083
6.35%, 6/28/24(14)(19)		760	275,461
6.75%, 4/18/28(14)(19)		1,089	392,089
6.825%, 7/18/26(14)(19)		200	74,255
6.85%, 3/14/24(14)(19)		681	246,828
6.85%, 11/3/25(14)(19)		400	148,022
7.55%, 3/28/30(14)(19)		400	143,984
7.85%, 3/14/29(14)(19)		764	275,012
			$ 2,008,678
Suriname — 0.3%
Republic of Suriname, 9.25%, 10/26/26(14)(19)		5,751	$ 4,186,728
			$ 4,186,728
Ukraine — 0.1%
Ukraine Government International Bond:
0.00%, GDP-Linked, 8/1/41(12)(14)(24)		2,164	$ 582,811
6.876%, 5/21/31(14)		1,629	295,057
			$ 877,868
United Arab Emirates — 0.2%
Finance Department Government of Sharjah:
4.375%, 3/10/51(14)		2,625	$ 1,789,754
Security	Principal Amount* (000's omitted)	Value
United Arab Emirates (continued)
Finance Department Government of Sharjah: (continued)
6.50%, 11/23/32(1)	860	$ 878,218
		$ 2,667,972
Uzbekistan — 0.1%
Republic of Uzbekistan:
3.90%, 10/19/31(14)	564	$ 453,809
4.75%, 2/20/24(14)	355	349,824
5.375%, 2/20/29(14)	300	275,259
		$ 1,078,892
Zambia — 0.1%
Zambia Government International Bond:
5.375%, 9/20/22(14)(19)	630	$ 268,065
8.97%, 7/30/27(14)(19)	894	399,135
		$ 667,200
Total Sovereign Government Bonds (identified cost $54,944,133)		$ 45,017,513

Sovereign Loans — 0.5%
Borrower/Description	Principal Amount (000's omitted)	Value
Kenya — 0.1%
Government of Kenya, Term Loan, 11.176%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)	$1,560	$ 1,513,105
		$ 1,513,105
Nigeria — 0.1%
Bank of Industry Limited, Term Loan, 11.138%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(25)	$753	$ 766,313
		$ 766,313
Tanzania — 0.3%
Government of the United Republic of Tanzania, Term Loan, 11.434%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	$4,410	$ 4,246,062
		$ 4,246,062
Total Sovereign Loans (identified cost $6,720,678)		$ 6,525,480

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

U.S. Government Agency Mortgage-Backed Securities — 30.0%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
5.00%, with various maturities to 2052	$52,731	$ 52,706,372
5.50%, 5/1/32	249	256,057
6.50%, with various maturities to 2036	1,600	1,667,413
7.00%, with various maturities to 2036	1,322	1,395,489
7.50%, with various maturities to 2035	697	725,771
8.00%, with various maturities to 2030	97	101,022
9.00%, with various maturities to 2031	14	15,103
Federal National Mortgage Association:
3.441%, (6 mo. USD LIBOR + 1.54%), 9/1/37(26)	493	495,924
3.782%, (COF + 1.31%), 10/1/36(26)	403	387,252
4.149%, (1 yr. CMT + 2.26%), 8/1/36(26)	2,620	2,681,125
4.50%, 7/1/42	2,684	2,709,688
5.00%, with various maturities to 2052	4,847	4,912,199
5.50%, 30-Year, TBA(27)	4,650	4,698,679
5.50%, with various maturities to 2033	341	352,120
6.00%, 30-Year, TBA(27)	28,850	29,450,671
6.00%, with various maturities to 2029	162	163,066
6.333%, (COF + 2.00%), 7/1/32(26)	490	501,721
6.50%, with various maturities to 2036	6,648	6,909,769
7.00%, with various maturities to 2037	1,472	1,545,266
7.50%, with various maturities to 2035	716	761,696
8.00%, with various maturities to 2027	40	41,615
8.019%, 9/15/27(8)	36	36,269
8.168%, 9/20/28(8)	8	8,267
8.221%, 10/15/29(8)	9	9,683
8.287%, 6/15/27(8)	15	15,089
8.50%, with various maturities to 2037	165	173,587
9.00%, with various maturities to 2032	160	165,136
9.50%, with various maturities to 2030	30	31,232
Government National Mortgage Association:
4.00%, 9/20/49	221	215,375
4.50%, with various maturities to 2052	2,549	2,517,038
5.00%, 6/20/52	14,675	14,725,226
5.50%, 30-Year, TBA(27)	93,900	95,005,776
6.00%, 30-Year, TBA(27)	104,000	105,980,035
6.00%, 5/15/24	25	25,311
6.50%, with various maturities to 2053	31,893	32,848,423
7.00%, 4/20/26	50	50,317
7.50%, with various maturities to 2032	696	725,753
8.00%, with various maturities to 2034	820	855,061
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
9.00%, 12/15/25	$65	$ 66,531
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $367,353,396)		$ 365,932,127

Warrants — 0.0%
Security	Shares	Value
Leisure Goods/Activities/Movies — 0.0%
Cineworld Group PLC, Exp. 11/23/25(12)(13)	78,565	$ 0
		$ 0
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC, Exp. 12/31/28(11)(12)(13)	7,886	$ 0
		$ 0
Total Warrants (identified cost $0)		$ 0

Miscellaneous — 0.0%(10)
Security	Principal Amount/ Shares	Value
Cable and Satellite Television — 0.0%
ACC Claims Holdings, LLC(11)(13)	2,257,600	$ 0
		$ 0
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(11)(12)	400,000	$ 0
Alpha Holding S.A., Escrow Certificates(11)(12)	1,530,000	0
		$ 0
Surface Transport — 0.0%(10)
Hertz Corp., Escrow Certificates(12)	$364,000	$ 34,580
		$ 34,580
Total Miscellaneous (identified cost $0)		$ 34,580

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Short-Term Investments — 2.2%
Affiliated Fund — 2.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.73%(28)	26,067,123	$ 26,067,123
Total Affiliated Fund (identified cost $26,067,123)		$ 26,067,123

U.S. Treasury Obligations — 0.1%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 4/4/23	$265	$ 264,966
0.00%, 4/11/23(29)	142	141,456
0.00%, 5/2/23(29)	93	93,055
Total U.S. Treasury Obligations (identified cost $499,415)		$ 499,477
Total Short-Term Investments (identified cost $26,566,538)		$ 26,566,600
Total Investments — 160.2% (identified cost $2,144,307,654)		$1,956,495,890
Less Unfunded Loan Commitments — (0.0)%(10)		$ (100,733)
Net Investments — 160.2% (identified cost $2,144,206,921)		$1,956,395,157
Other Assets, Less Liabilities — (42.5)%		$ (519,078,578)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (17.7)%		$ (216,138,298)
Net Assets Applicable to Common Shares — 100.0%		$1,221,178,281
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2023, the aggregate value of these securities is $618,103,321 or 50.6% of the Fund's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2023.
(3)	Step coupon security. Interest rate represents the rate in effect at March 31, 2023.
(4)	Principal amount is less than $500.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2023.
(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2023.
(9)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 9).
(10)	Amount is less than 0.05% or (0.05)%, as applicable.
(11)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(12)	Non-income producing security.
(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of these securities is $73,064,192 or 6.0% of the Fund's net assets applicable to common shares.
(15)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(16)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(17)	Security converts to variable rate after the indicated fixed-rate coupon period.
(18)	When-issued security. For a variable rate security interest rate will be determined after March 31, 2023.
(19)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(20)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

(21)	The stated interest rate represents the weighted average interest rate at March 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(22)	This Senior Loan will settle after March 31, 2023, at which time the interest rate will be determined.
(23)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At March 31, 2023, the total value of unfunded loan commitments is $81,371. See Note 1F for description.
(24)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(25)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(26)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2023.
(27)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(28)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of March 31, 2023.
(29)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	118,145	EUR	109,793	6/21/23	$ (1,449)
USD	673,167	EUR	625,975	6/21/23	(8,683)
USD	792,972	EUR	737,380	6/21/23	(10,229)
USD	1,850,398	EUR	1,720,675	6/21/23	(23,869)
USD	3,607,108	EUR	3,354,229	6/21/23	(46,530)
					$(90,760)
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	44,799,997	EUR	42,161,465	Standard Chartered Bank	4/4/23	$ —	$ (924,107)
EUR	1,000,000	USD	1,080,443	Bank of America, N.A.	4/14/23	4,654	—
EUR	142,236	USD	152,728	Citibank, N.A.	4/14/23	1,612	—
USD	829,761	EUR	776,340	Citibank, N.A.	4/14/23	—	(12,643)
EUR	88,721	USD	97,263	Bank of America, N.A.	4/28/23	—	(916)
EUR	539,293	USD	573,730	Citibank, N.A.	4/28/23	11,918	—
EUR	661,889	USD	708,248	Citibank, N.A.	4/28/23	10,534	—
EUR	89,923	USD	95,652	Citibank, N.A.	4/28/23	2,000	—
EUR	38,797	USD	41,274	Citibank, N.A.	4/28/23	857	—
EUR	40,863	USD	43,725	Citibank, N.A.	4/28/23	650	—
EUR	678,263	USD	731,108	HSBC Bank USA, N.A.	4/28/23	5,456	—
GBP	36,085	USD	43,407	Goldman Sachs International	4/28/23	1,129	—
GBP	11,982	USD	14,413	Goldman Sachs International	4/28/23	375	—
USD	3,329	CAD	4,428	JPMorgan Chase Bank, N.A.	4/28/23	51	—

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	487,576	CAD	648,693	UBS AG	4/28/23	$ 7,422	$ —
USD	730,749	EUR	669,475	Bank of America, N.A.	4/28/23	3,729	—
USD	296,088	EUR	271,261	Bank of America, N.A.	4/28/23	1,511	—
USD	11,405	EUR	10,582	Bank of America, N.A.	4/28/23	—	(87)
USD	454,478	EUR	421,690	Bank of America, N.A.	4/28/23	—	(3,458)
USD	18,364,976	EUR	16,820,453	Citibank, N.A.	4/28/23	98,713	—
USD	14,303,749	EUR	13,102,702	Citibank, N.A.	4/28/23	74,799	—
USD	315,423	EUR	288,895	Citibank, N.A.	4/28/23	1,695	—
USD	245,670	EUR	225,042	Citibank, N.A.	4/28/23	1,285	—
USD	643,735	EUR	592,211	Citibank, N.A.	4/28/23	621	—
USD	187,222	EUR	175,506	HSBC Bank USA, N.A.	4/28/23	—	(3,369)
USD	91,248	EUR	83,551	State Street Bank and Trust Company	4/28/23	515	—
USD	270,983	EUR	253,686	The Royal Bank of Scotland PLC	4/28/23	—	(4,509)
USD	36,542	GBP	29,531	Bank of America, N.A.	4/28/23	94	—
USD	1,043	GBP	843	Bank of America, N.A.	4/28/23	3	—
USD	12,319	GBP	10,261	Bank of America, N.A.	4/28/23	—	(345)
USD	12,588	GBP	10,406	HSBC Bank USA, N.A.	4/28/23	—	(255)
USD	83,349	GBP	68,899	HSBC Bank USA, N.A.	4/28/23	—	(1,688)
USD	102,714	GBP	85,332	HSBC Bank USA, N.A.	4/28/23	—	(2,604)
USD	134,268	GBP	112,440	Standard Chartered Bank	4/28/23	—	(4,508)
USD	4,076,693	GBP	3,292,152	State Street Bank and Trust Company	4/28/23	13,468	—
USD	294,970	GBP	238,204	State Street Bank and Trust Company	4/28/23	974	—
USD	45,880,178	EUR	42,161,465	Standard Chartered Bank	5/3/23	81,761	—
USD	1,248,133	EUR	1,177,256	Bank of America, N.A.	5/31/23	—	(32,711)
USD	4,902,328	EUR	4,621,216	State Street Bank and Trust Company	5/31/23	—	(125,512)
USD	4,902,156	EUR	4,621,216	State Street Bank and Trust Company	5/31/23	—	(125,684)
USD	4,902,002	EUR	4,621,216	State Street Bank and Trust Company	5/31/23	—	(125,838)
USD	4,900,889	EUR	4,621,217	State Street Bank and Trust Company	5/31/23	—	(126,951)
USD	4,901,955	EUR	4,621,216	The Royal Bank of Scotland PLC	5/31/23	—	(125,885)
USD	4,915,877	GBP	4,105,273	State Street Bank and Trust Company	5/31/23	—	(154,241)
USD	1,997,889	EUR	1,833,973	Bank of America, N.A.	6/30/23	—	(784)
USD	5,553,227	EUR	5,100,000	Goldman Sachs International	6/30/23	—	(4,780)
USD	5,555,027	EUR	5,100,000	Standard Chartered Bank	6/30/23	—	(2,980)
USD	5,554,814	EUR	5,100,000	Standard Chartered Bank	6/30/23	—	(3,193)
USD	5,553,971	EUR	5,100,000	Standard Chartered Bank	6/30/23	—	(4,036)
USD	5,553,637	EUR	5,100,000	Standard Chartered Bank	6/30/23	—	(4,370)
						$325,826	$(1,795,454)

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	90	Long	6/30/23	$ 18,580,781	$ 187,859
Euro-Bobl	(18)	Short	6/8/23	(2,301,135)	(58,184)
Euro-Bund	(5)	Short	6/8/23	(736,592)	(27,447)
Euro-Buxl	(8)	Short	6/8/23	(1,222,101)	(67,547)
U.S. 5-Year Treasury Note	(75)	Short	6/30/23	(8,213,086)	(92,562)
U.S. 10-Year Treasury Note	(91)	Short	6/21/23	(10,457,891)	(265,210)
U.S. 10-Year Ultra Treasury Note	(3)	Short	6/21/23	(363,423)	(11,884)
U.S. Long Treasury Bond	(2)	Short	6/21/23	(262,312)	(11,156)
U.S. Ultra-Long Treasury Bond	(34)	Short	6/21/23	(4,798,251)	(217,199)
					$ (563,330)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Mexico	$1,384	1.00% (pays quarterly)(1)	6/20/28	$ 12,122	$ (26,654)	$ (14,532)
Total				$12,122	$(26,654)	$(14,532)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Mexico	Citibank, N.A.	$ 2,041	1.00% (pays quarterly)(1)	1.80%	12/20/31	$ (115,456)	$ 79,563	$ (35,893)
Total		$2,041				$(115,456)	$79,563	$(35,893)
*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2023, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $2,041,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Portfolio of Investments  — continued

Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
TBA	– To Be Announced
Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Statement of Assets and Liabilities

March 31, 2023
Assets
Unaffiliated investments, at value (identified cost $2,105,878,862)	$ 1,920,394,394
Affiliated investments, at value (identified cost $38,328,059)	36,000,763
Cash	4,100,106
Deposits for derivatives collateral:
Futures contracts	770,557
Centrally cleared derivatives	471,949
OTC derivatives	3,550,400
Deposits for forward commitment securities	257,764
Foreign currency, at value (identified cost $4,245,280)	4,254,718
Interest receivable	19,432,978
Interest and dividends receivable from affiliated investments	169,929
Receivable for investments sold	6,460,522
Receivable for variation margin on open centrally cleared derivatives	39,799
Receivable for open forward foreign currency exchange contracts	325,826
Tax reclaims receivable	11,023
Prepaid upfront fees on notes payable	859,506
Prepaid expenses	8,890
Total assets	$1,997,109,124
Liabilities
Notes payable	$ 314,000,000
Cash collateral due to brokers	257,764
Payable for investments purchased	5,549,400
Payable for when-issued/delayed delivery/forward commitment securities	233,933,603
Payable for variation margin on open futures contracts	82,432
Payable for open forward foreign currency exchange contracts	1,795,454
Payable for open swap contracts	35,893
Upfront receipts on open non-centrally cleared swap contracts	79,563
Payable to affiliate:
Investment adviser fee	1,108,963
Accrued expenses	2,949,473
Total liabilities	$ 559,792,545
Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 216,138,298
Net assets applicable to common shares	$1,221,178,281
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 1,162,035
Additional paid-in capital	1,627,248,324
Accumulated loss	(407,232,078)
Net assets applicable to common shares	$1,221,178,281
Common Shares Issued and Outstanding	116,203,460
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 10.51

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Statement of Operations

Year Ended
March 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $2,759)	$ 2,407,590
Dividend income from affiliated investments	1,190,672
Interest and other income	112,100,778
Interest income from affiliated investments	608,855
Total investment income	$ 116,307,895
Expenses
Investment adviser fee	$ 14,516,524
Trustees’ fees and expenses	108,500
Custodian fee	591,751
Transfer and dividend disbursing agent fees	18,943
Legal and accounting services	217,188
Printing and postage	530,266
Interest expense and fees	18,103,919
Preferred shares service fee	226,603
Miscellaneous	191,904
Total expenses	$ 34,505,598
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 64,277
Total expense reductions	$ 64,277
Net expenses	$ 34,441,321
Net investment income	$ 81,866,574
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (76,551,082)
Investment transactions - affiliated investments	9,203
Futures contracts	17,022,603
Swap contracts	31,174
Foreign currency transactions	193,773
Forward foreign currency exchange contracts	10,889,728
Net realized loss	$ (48,404,601)
Change in unrealized appreciation (depreciation):
Investments	$ (82,036,961)
Investments - affiliated investments	(1,157,991)
Futures contracts	(5,164,370)
Swap contracts	(44,031)
Foreign currency	77,521
Forward foreign currency exchange contracts	(3,665,994)
Net change in unrealized appreciation (depreciation)	$ (91,991,826)
Net realized and unrealized loss	$(140,396,427)
Distributions to preferred shareholders	$ (9,997,733)
Net decrease in net assets from operations	$ (68,527,586)

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Statements of Changes in Net Assets

	Year Ended March 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 81,866,574	$ 74,344,411
Net realized gain (loss)	(48,404,601)	3,126,359
Net change in unrealized appreciation (depreciation)	(91,991,826)	(85,016,408)
Distributions to preferred shareholders	(9,997,733)	(344,223)
Net decrease in net assets from operations	$ (68,527,586)	$ (7,889,861)
Distributions to common shareholders	$ (83,662,686)	$ (79,170,448)
Tax return of capital to common shareholders	$ (55,781,466)	$ (60,229,921)
Capital share transactions:
Reinvestment of distributions to common shareholders	$ —	$ 748,152
Net increase in net assets from capital share transactions	$ —	$ 748,152
Net decrease in net assets	$ (207,971,738)	$ (146,542,078)
Net Assets Applicable to Common Shares
At beginning of year	$ 1,429,150,019	$ 1,575,692,097
At end of year	$1,221,178,281	$1,429,150,019

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Statement of Cash Flows

Year Ended
March 31, 2023
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (68,527,586)
Distributions to preferred shareholders	9,997,733
Net decrease in net assets from operations excluding distributions to preferred shareholders	$ (58,529,853)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(3,977,937,671)
Investments sold and principal repayments	4,262,756,423
Decrease in short-term investments, net	20,186,777
Net amortization/accretion of premium (discount)	4,863,903
Amortization of prepaid upfront fees on notes payable	457,978
Increase in interest receivable	(2,669,950)
Increase in interest and dividends receivable from affiliated investments	(126,890)
Decrease in receivable for variation margin on open centrally cleared derivatives	74,059
Decrease in receivable for open forward foreign currency exchange contracts	1,910,404
Increase in tax reclaims receivable	(7,874)
Decrease in cash collateral due to broker	(172,236)
Decrease in payable for variation margin on open futures contracts	(431,352)
Increase in payable for open forward foreign currency exchange contracts	1,705,893
Increase in payable for open swap contracts	6,851
Decrease in upfront receipts on open non-centrally cleared swap contracts	(13,649)
Decrease in payable to affiliate for investment adviser fee	(288,288)
Increase in accrued expenses	1,337,629
Decrease in unfunded loan commitments	(854,132)
Net change in unrealized appreciation (depreciation) from investments	83,194,952
Net realized loss from investments	76,541,879
Net cash provided by operating activities	$ 412,004,853
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (139,444,152)
Cash distributions paid to preferred shareholders	(9,873,101)
Proceeds from notes payable	120,000,000
Repayments of notes payable	(384,000,000)
Net cash used in financing activities	$ (413,317,253)
Net decrease in cash and restricted cash*	$ (1,312,400)
Cash and restricted cash at beginning of year (including foreign currency)	$ 14,717,894
Cash and restricted cash at end of year (including foreign currency)	$ 13,405,494
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 16,606,866
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $14,392.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2023
Cash	$ 4,100,106
Deposits for derivatives collateral:
Futures contracts	770,557
Centrally cleared derivatives	471,949
OTC derivatives	3,550,400
Deposits for forward commitment securities	257,764
Foreign currency	4,254,718
Total cash and restricted cash as shown on the Statement of Cash Flows	$13,405,494

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year (Common shares)	$ 12.300	$ 13.570	$ 11.750	$ 14.450	$ 14.740
Income (Loss) From Operations
Net investment income(1)	$ 0.705	$ 0.640	$ 0.756	$ 0.762	$ 0.826
Net realized and unrealized gain (loss)	(1.209)	(0.707)	2.271	(2.390)	(0.267)
Distributions to preferred shareholders: From net investment income(1)	(0.086)	(0.003)	(0.007)	(0.055)	(0.066)
Discount on redemption and repurchase of auction preferred shares(1)	—	—	—	—	0.035
Total income (loss) from operations	$ (0.590)	$ (0.070)	$ 3.020	$ (1.683)	$ 0.528
Less Distributions to Common Shareholders
From net investment income	$ (0.720)	$ (0.681)	$ (0.789)	$ (0.839)	$ (0.818)
Tax return of capital	(0.480)	(0.519)	(0.411)	(0.178)	—
Total distributions to common shareholders	$ (1.200)	$ (1.200)	$ (1.200)	$ (1.017)	$ (0.818)
Net asset value — End of year (Common shares)	$10.510	$12.300	$13.570	$11.750	$14.450
Market value — End of year (Common shares)	$ 9.850	$11.700	$12.630	$10.570	$12.650
Total Investment Return on Net Asset Value(2)	(3.98)%	(0.42)%	27.62%	(11.69)%	4.57% (3)
Total Investment Return on Market Value(2)	(5.30)%	1.70%	32.25%	(9.33)%	3.70%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended March 31,
	2023	2022	2021	2020	2019
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$1,221,178	$1,429,150	$1,575,692	$1,365,197	$1,678,459
Ratios (as a percentage of average daily net assets applicable to common shares):(4)†
Expenses excluding interest and fees	1.29%	1.24%	1.33%	1.29%	1.31%
Interest and fee expense(5)	1.43%	0.53%	0.58%	1.33%	1.43%
Total expenses	2.72% (6)	1.77%	1.91%	2.62%	2.74%
Net investment income	6.47%	4.83%	5.73%	5.33%	5.71%
Portfolio Turnover	201% (7)	137% (7)	57% (7)	49%	34%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 314,000	$ 578,000	$ 570,000	$ 525,000	$ 595,000
Asset coverage per $1,000 of notes payable(8)	$ 5,577	$ 3,846	$ 4,143	$ 4,012	$ 4,184
Total preferred shares outstanding	8,640	8,640	8,640	8,640	8,640
Asset coverage per preferred share(9)	$ 82,609	$ 69,999	$ 75,118	$ 71,062	$ 76,744
Involuntary liquidation preference per preferred share(10)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share(10)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2).
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended March 31, 2023).
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 330%, 280%, 300%, 284% and 307% at March 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(10)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.
	Year Ended March 31,
	2023	2022	2021	2020	2019
Expenses excluding interest and fees	0.85%	0.83%	0.88%	0.86%	0.87%
Interest and fee expense	0.94%	0.36%	0.38%	0.89%	0.95%
Total expenses	1.79%	1.19%	1.26%	1.75%	1.82%
Net investment income	4.24%	3.25%	3.79%	3.57%	3.79%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of March 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2023, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the  Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
L  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
M  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
N  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

2  Auction Preferred Shares
The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 160% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.
The number of APS issued and outstanding at March 31, 2023 are as follows:
APS Issued and Outstanding
Series A	1,728
Series B	1,728
Series C	1,728
Series D	1,728
Series E	1,728
The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.
3  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2023, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:
	APS Dividend Rates at March 31, 2023	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	7.73%	$1,990,056	4.61%	0.56-7.73
Series B	7.73	1,999,901	4.63	0.66-7.73
Series C	7.73	1,999,548	4.63	0.66-7.73
Series D	7.74	2,018,870	4.67	0.63-7.74
Series E	7.74	1,989,358	4.60	0.61-7.74
Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2023.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended March 31, 2023 and March 31, 2022 was as follows:
	Year Ended March 31,
	2023	2022
Ordinary income	$93,660,419	$79,514,671
Tax return of capital	$55,781,466	$60,229,921
During the year ended March 31, 2023, accumulated loss was decreased by $2,326 and paid-in capital was decreased by $2,326 due to differences between book and tax accounting for investments in swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of March 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (219,516,627)
Late year ordinary losses	(2,077,548)
Net unrealized depreciation	(185,637,903)
Accumulated loss	$(407,232,078)
At March 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $219,516,627 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2023, $54,851,996 are short-term and $164,664,631 are long-term.
Additionally, at March 31, 2023, the Fund had a late year ordinary loss of $2,077,548 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,141,869,252
Gross unrealized appreciation	$ 15,296,090
Gross unrealized depreciation	(200,770,185)
Net unrealized depreciation	$ (185,474,095)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding preferred shares issued by the Fund. Accrued liabilities are expenses incurred in the normal course of operations. For the year ended March 31, 2023, the investment adviser fee amounted to $14,516,524. EVM also serves as administrator of the Fund, but receives no compensation.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended March 31, 2023, the investment adviser fee paid was reduced by $64,277 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended March 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 341,643,889	$ 486,396,699
U.S. Government and Agency Securities	3,761,995,888	3,763,894,812
	$4,103,639,777	$4,250,291,511
6  Common Shares of Beneficial Interest
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the year ended March 31, 2023. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended March 31, 2022 were 56,442.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 31, 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2023 and March 31, 2022.
7  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2023 is included in the Portfolio of Investments. At March 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $1,910,910. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $3,784,911 at March 31, 2023.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at March 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at March 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ 12,122*	$ —	$ 187,859*	$ 199,981
Receivable for open forward foreign currency exchange contracts	—	325,826	—	325,826
Total Asset Derivatives	$ 12,122	$ 325,826	$ 187,859	$ 525,807
Derivatives not subject to master netting or similar agreements	$ 12,122	$ —	$ 187,859	$ 199,981
Total Asset Derivatives subject to master netting or similar agreements	$ —	$ 325,826	$ —	$ 325,826
Accumulated loss	$ —	$ (90,760)	$ (751,189)	$ (841,949)
Payable for open forward foreign currency exchange contracts	—	(1,795,454)	—	(1,795,454)
Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(115,456)	—	—	(115,456)
Total Liability Derivatives	$(115,456)	$(1,886,214)	$(751,189)	$(2,752,859)
Derivatives not subject to master netting or similar agreements	$ —	$ (90,760)	$(751,189)	$ (841,949)
Total Liability Derivatives subject to master netting or similar agreements	$(115,456)	$(1,795,454)	$ —	$(1,910,910)
*	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$ 9,991	$ (9,991)	$ —	$ —	$ —	$ —
Citibank, N.A.	204,684	(128,099)	—	—	76,585	—
Goldman Sachs International	1,504	(1,504)	—	—	—	—
HSBC Bank USA, N.A.	5,456	(5,456)	—	—	—	—
JPMorgan Chase Bank, N.A.	51	—	—	—	51	—
Standard Chartered Bank	81,761	(81,761)	—	—	—	—
State Street Bank and Trust Company	14,957	(14,957)	—	—	—	—
UBS AG	7,422	—	—	—	7,422	—
	$325,826	$(241,768)	$ —	$ —	$84,058	$ —

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$ (38,301)	$ 9,991	$ —	$ —	$ (28,310)	$ —
Citibank, N.A.	(128,099)	128,099	—	—	—	1,082,400
Goldman Sachs International	(4,780)	1,504	—	—	(3,276)	—
HSBC Bank USA, N.A.	(7,916)	5,456	—	—	(2,460)	—
Standard Chartered Bank	(943,194)	81,761	4,595	856,838	—	1,335,000
State Street Bank and Trust Company	(658,226)	14,957	136,861	506,408	—	1,133,000
The Royal Bank of Scotland PLC	(130,394)	—	—	—	(130,394)	—
	$(1,910,910)	$241,768	$141,456	$1,363,246	$(164,440)	$3,550,400
Total — Deposits for derivatives collateral — OTC derivatives						$3,550,400
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ 17,022,603	$ 17,022,603
Swap contracts	31,174	—	—	31,174
Forward foreign currency exchange contracts	—	10,889,728	—	10,889,728
Total	$ 31,174	$10,889,728	$17,022,603	$27,943,505
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ (5,164,370)	$ (5,164,370)
Swap contracts	(44,031)	—	—	(44,031)
Forward foreign currency exchange contracts	—	(3,665,994)	—	(3,665,994)
Total	$(44,031)	$ (3,665,994)	$ (5,164,370)	$ (8,874,395)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$4,504,000	$148,991,000	$216,358,000	$3,732,000
*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
8  Credit Agreement
The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $800 million. Borrowings under the Agreement are secured by the assets of the Fund. Effective December 16, 2022, interest is charged at a rate above either the Secured Overnight Financing Rate (SOFR) or the Federal Funds rate and is payable monthly. Prior to December 16, 2022, interest was charged at a rate above the London Interbank Offered Rate (LIBOR) and was payable monthly. Under the terms of the Agreement, in effect through December 14, 2023, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 17, 2021, the Fund paid an upfront fee of $1,440,000 which is being amortized to interest expense over a period of two years through December 2023. The unamortized balance at March 31, 2023 is approximately $860,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2023, the Fund had borrowings outstanding under the Agreement of $314,000,000 at an annual interest rate of 5.78%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2023 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at March 31, 2023. Facility fees for the year ended March 31, 2023 totaled $2,027,779 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2023, the average borrowings under the Agreement and the average interest rate (excluding fees) were $448,295,890 and 3.47%, respectively.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

9  Affiliated Investments
At March 31, 2023, the value of the Fund's investment in issuers and funds that may be deemed to be affiliated was $36,000,763, which represents 2.9% of the Fund's net assets applicable to common shares. Transactions in such investments by the Fund for the year ended March 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.301%, 6/15/47	$ —	$ 330,557	$ —	$ —	$ 11,994	$ 342,690	$ 1,830	$ 363,000
Series 2015-C23, Class D, 4.14%, 7/15/50	1,866,948	572,353	—	—	(239,735)	2,054,435	103,323	2,670,000
Series 2016-C29, Class D, 3.00%, 5/15/49	2,984,932	—	—	—	(488,327)	2,540,356	128,197	3,577,365
Series 2016-C32, Class D, 3.396%, 12/15/49	1,236,954	—	—	—	(241,291)	1,054,795	69,090	1,600,000
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49	2,644,734	—	—	—	(171,757)	2,198,211	183,125	4,488,667
Series 2017-CLS, Class F, 5.418%, (1 mo. USD LIBOR + 2.60%), 11/15/34	562,594	—	(569,000)	4,129	2,072	—	13,176	—
Series 2019-BPR, Class C, 7.984%, (1 mo. USD LIBOR + 3.30%), 5/15/36	1,769,714	—	—	—	(26,561)	1,743,153	110,114	1,845,000
Short-Term Investments
Cash Reserves Fund	46,252,658	45,303,626	(91,556,972)	5,074	(4,386)	—	317	—
Liquidity Fund	—	905,205,572	(879,138,449)	—	—	26,067,123	1,190,355	26,067,123
Total				$9,203	$(1,157,991)	$36,000,763	$1,799,527
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

At March 31, 2023, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 96,033,494	$ —	$ 96,033,494
Closed-End Funds	19,084,409	—	—	19,084,409
Collateralized Mortgage Obligations	—	84,606,269	—	84,606,269
Commercial Mortgage-Backed Securities	—	76,525,693	—	76,525,693
Common Stocks	685,344	2,424,932	623,736	3,734,012
Convertible Bonds	—	1,555,730	—	1,555,730
Convertible Preferred Stocks	—	1,831	—	1,831
Corporate Bonds	—	660,549,511	—	660,549,511
Preferred Stocks	—	1,059,263	0	1,059,263
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	568,741,939	426,706	569,168,645
Sovereign Government Bonds	—	45,017,513	—	45,017,513
Sovereign Loans	—	6,525,480	—	6,525,480
U.S. Government Agency Mortgage-Backed Securities	—	365,932,127	—	365,932,127
Warrants	—	0	0	0
Miscellaneous	—	34,580	0	34,580
Short-Term Investments:
Affiliated Fund	26,067,123	—	—	26,067,123
U.S. Treasury Obligations	—	499,477	—	499,477
Total Investments	$ 45,836,876	$ 1,909,507,839	$ 1,050,442	$ 1,956,395,157
Forward Foreign Currency Exchange Contracts	$ —	$ 325,826	$ —	$ 325,826
Futures Contracts	187,859	—	—	187,859
Swap Contracts	—	12,122	—	12,122
Total	$ 46,024,735	$ 1,909,845,787	$ 1,050,442	$ 1,956,920,964
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (1,886,214)	$ —	$ (1,886,214)
Futures Contracts	(751,189)	—	—	(751,189)
Swap Contracts	—	(115,456)	—	(115,456)
Total	$ (751,189)	$ (2,001,670)	$ —	$ (2,752,859)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2023 is not presented.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Notes to Financial Statements  — continued

11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On August 27, 2020, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Fund in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Fund and certain of its affiliates, the Fund’s adviser, and the Board, following the implementation by the Fund of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Fund, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. Discovery is complete. On January 23, 2023, in ruling on the parties' cross-motions for partial summary judgment, the court dismissed Saba's claims for breach of fiduciary duty against the Board, while holding that the control share by-law amendment violated Section 18(i) of the 1940 Act. Additional claims and defenses will be addressed at trial. While management of the Fund is unable to predict the outcome of this matter, it does not believe the outcome would result in the payment of any monetary damages by the Fund.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2023, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
May 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended March 31, 2023, the Fund designates approximately $196,830, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended March 31, 2023, the Fund designates 51.29% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 12, 2023. The following action was taken by the shareholders:
Proposal 1(a): The election of Thomas E. Faust Jr., Mark R. Fetting, Keith Quinton and Nancy A. Wiser as Class II Trustees of the Fund for a three-year term expiring in 2026.
The following votes were cast by the Fund's common and APS shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Thomas E. Faust Jr.	83,690,282	2,562,835
Mark R. Fetting	83,811,249	2,441,868
Keith Quinton	83,741,927	2,511,190
The following votes were cast by the Fund’s APS shareholders, voting separately as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Nancy A. Wiser	7,511	1,017

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro-rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Limited Duration Income Fund
c/o American Stock Transfer & Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Management and Organization

Fund Management.  The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 129 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustees
Thomas E. Faust Jr. 1958	Class II Trustee	Until 2026. 3 years. Since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Fund. Mr. Faust has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance Funds effective on or about August 3, 2023.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Anchal Pachnanda(1) 1980	Class I Trustee	Until 2025. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser(2) 1962	Class III Trustee	Until 2024. 3 years. Since 2023.	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Class II Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
George J. Gorman(3) 1952	Chairperson of the Board and Class III Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2026. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2024. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class III Trustee	Until 2024. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(3) 1967	Class II Trustee	Until 2026. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
(2)  Mr. Bowser began serving as Trustee effective January 4, 2023.
(3)  Preferred shares Trustee.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Potential Conflicts of Interest — continued

investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Potential Conflicts of Interest — continued

equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Potential Conflicts of Interest — continued

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Potential Conflicts of Interest — continued

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular

Eaton Vance
Limited Duration Income Fund
March 31, 2023
Potential Conflicts of Interest — continued

portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund's Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund's repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund's annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

1856    3.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2022 and March 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/22	3/31/23
Audit Fees	$127,600	$131,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,982	$350
All Other Fees(3)	$0	$0

Total	$147,582	$131,950

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2022 and March 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/22	3/31/23
Registrant	$19,982	$350
Eaton Vance(1)	$51,800	$52,836

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global

Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Kelley Gerrity, Eric A. Stein and Andrew Szczurowski comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Gerrity is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Mr. Stein is a Vice President and Chief Investment Officer, Fixed Income of EVM, has been a portfolio manager of the Fund since December 2012. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mmes. Gerrity and McDermott and Messrs. Stein and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley Gerrity(1)
Registered Investment Companies	7	$10,614.9	0	$0
Other Pooled Investment Vehicles	1	$22.9	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,695.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Eric A. Stein(1)
Registered Investment Companies	3	$5,745.1	0	$0
Other Pooled Investment Vehicles	1	$64.5	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	6	$12,785.1	0	$0
Other Pooled Investment Vehicles	1	$64.5	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley Gerrity	None
Catherine C. McDermott	None
Eric A. Stein	$1 - $10,000
Andrew Szczurowski	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2022	—	—	—	10,354,702
May 2022	—	—	—	10,354,702
June 2022	—	—	—	10,354,702
July 2022	—	—	—	10,354,702
August 2022	—	—	—	10,354,702
September 2022	—	—	—	10,354,702
October 2022	—	—	—	10,354,702
November 2022	—	—	—	10,354,702
December 2022	—	—	—	10,354,702
January 2023	—	—	—	10,354,702
February 2023	—	—	—	10,354,702
March 2023	—	—	—	10,354,702
Total	—	—	—

*

On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 22, 2023

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	May 22, 2023